Exhibit 99.2

Regency Centers Corporation

June 30, 2013

Supplemental Information

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904-598-7000
RegencyCenters.com

At Regency Centers, we have lived our values
for 50 years by executing and successfully
meeting our commitments to our people, our
customers, and our communities. We hold
ourselves to that high standard every day.
Our exceptional culture will set us apart
for the next 50 years through our unending
dedication to these beliefs:

We are our people.
We believe our people are our most
fundamental asset - the best professionals
in the business who bring our culture to life.
We are the company you want to work for and
the people you want to do business with.

We work together to sustain
superior results.
We believe that, by partnering with each other
and with our customers, our talented team
will sustain superior results over the long
term. We believe that when you are passionate
about what you are doing and who you are
working with in a results-oriented, family
atmosphere, you do it better.

We provide exceptional service
to our customers.
We believe in putting our customers first.
This starts by owning, operating, and
developing dominant shopping centers
that are exceptionally merchandised and
maintained and most preferred by the
neighborhoods and communities where our
best-in-class retailers will thrive.

We add value.
We believe in creating value from every
transaction. We realize the critical importance
of executing, performing and delivering on our
commitments.

We perform for our investors.
We believe that the capital that our investors
have entrusted to us is precious. We are
open and transparent. We are committed
to enhancing the investments of our
shareholders, bond and mortgage holders,
lenders, and co-investment partners.

We connect to our communities.
We believe in contributing to the betterment
of our communities. We strive to develop
and operate thriving shopping centers that
are connected to our neighborhoods. We are
continuously reducing our environmental
impact through our greengenuity® program.

We do what is right.
We believe in unwavering standards of
honesty and integrity. Since 1963, our
Company has built its reputation by
maintaining the highest ethical principles.
You will find differentiation in our character –
we do what is right and you can take us at
our word.

We are the industry leader.
We believe that through dedication to
excellence, innovation, and ongoing process
improvements, and by remaining focused on
our core values, we will continue to be the
industry leader in a highly competitive and
ever-changing market.

Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents
June 30, 2013

Regency Centers Reports Second Quarter Results
YTD Same-Property NOI Growth of 5.1%

JACKSONVILLE, Fla. (July 31, 2013) - Regency Centers Corporation (“Regency” or the “Company”) today announced financial and operating results for the three and six months ended June 30, 2013.

Earnings

Regency reported Core Funds From Operations (“Core FFO”) for the second quarter of $61.8 million, or $0.67 per diluted share, compared to $62.4 million, or $0.69 per diluted share, for the same period in 2012. For the six months ended June 30, 2013 Core FFO was $120.1 million, or $1.32 per diluted share, compared to $118.7 million, or $1.32 per diluted share, for the same period in 2012.

Funds From Operations (“FFO”) for the second quarter was $62.1 million, or $0.68 per diluted share. For the same period in 2012, the Company reported FFO of $61.3 million, or $0.68 per diluted share. For the six months ended June 30, 2013 FFO was $120.0 million, or $1.32 per diluted share, compared to $111.2 million, or $1.24 per diluted share, for the same period in 2012.

Regency reported net income attributable to common stockholders (“Net Income”) for the second quarter of $31.9 million, or $0.35 per diluted share, compared to net income of $5.7 million, or $0.06 per diluted share, for the same period in 2012. For the six months ended June 30, 2013 Net Income was $47.4 million, or $0.52 per diluted share, compared to $18.9 million, or $0.21 per diluted share for the same period in 2012.

Operations

For the three months ended June 30, 2013, Regency's results for wholly owned properties plus its pro-rata share of co-investment partnerships were as follows:

•Percent leased, same properties only: 94.6%
•Percent leased, all properties: 94.3%

•	Increase in same property net operating income (“NOI”) over the same period last year, excluding termination fees: 5.2%
•Same space rental rate growth on a cash basis for spaces vacant less than 12 months: 5.7%

•	Leasing transactions, including in-process developments (partnerships at 100%): 435 new and renewal lease transactions for a total of 1.6 million square feet

For the six months ended June 30, 2013, Regency's results for wholly owned properties plus its pro-rata share of co-investment partnerships were as follows:

•	Increase in same property NOI over the same period last year, excluding termination fees: 5.1%

•	Same space rental rate growth on a cash basis for spaces vacant less than 12 months: 5.6%

•	Leasing transactions, including in-process developments (partnerships at 100%): 763 new and renewal lease transactions for a total of 2.7 million square feet

Investments

Property Transactions

During the quarter, the Company sold four wholly owned properties at a gross sales price of $85.3 million and a weighted average cap rate of 6.6%. The Company also sold one co-investment property at a gross sales price of $11.2 million and a cap rate of 8.5%. Regency's share of the gross sales price was $4.5 million. In addition, Regency sold three outparcels at a gross sales price of $2.1 million.

During the quarter, Regency purchased one property, on a wholly owned and unencumbered basis, at a gross purchase price of $27.0 million and a cap rate of 6.1%. Subsequent to quarter end, Regency and a co-investment partner purchased one property at a gross purchase price of $13.6 million and a cap rate of 5.9%. Regency's share of the purchase price was $2.7 million. At the time of the acquisition the property was encumbered by a mortgage loan with an outstanding principal balance of $7.2 million. Regency's share of the assumed debt was $1.4 million.

Developments and Redevelopments

At June 30, 2013, the Company had six projects in development with estimated net development costs of $240.8 million. The in-process developments are 65% funded and 91% leased and committed, including retailer-owned square footage.

Subsequent to quarter end, the Company announced the start of its first ground-up development in Miami, Florida. Fontainebleau Square is a 320,339 square foot community shopping center co-anchored by Publix and Target. The center, which is 86% leased and committed, including retailer-owned square footage, has total estimated net development costs of $52.6 million.

During the quarter, the Company started three redevelopment projects. Highlighting the recent redevelopment starts is Greenway Town Center, located in Portland, Oregon, where Regency has executed a lease with Whole Foods Market to replace the existing grocer and has additional plans for a complete renovation of the existing shopping center façade and other common area features. At June 30, 2013, Regency had 14 redevelopment projects in process representing total estimated incremental investment of $45.3 million.

Capital Markets

Common Stock

During the quarter the Company accessed its at-the-market common equity program and issued 666,702 new common shares at a weighted average price of $54.77 per share, generating gross proceeds of $36.5 million.

Dividend

On July 29, 2013, the Board of Directors declared a quarterly cash dividend on the Company’s common stock of $0.4625 per share, payable on August 28, 2013 to shareholders of record on August 14, 2013.

Guidance

The Company has updated certain components of its 2013 earnings guidance. These changes are summarized below. Please refer to the Company’s second quarter 2013 supplemental information package for the complete list of updates.

Full Year 2013 Guidance
(in thousands, except per share data)
	Previous Guidance	Updated Guidance
FFO per diluted share	$2.47 - $2.54	$2.53 - $2.58
Core FFO per diluted share	$2.50 - $2.57	$2.55 - $2.60
Same property % Leased at Period End	94.0% - 95.0%	94.3% - 95.0%
Same property NOI growth w/o term fees	2.5% - 3.2%	3.5% - 4.0%
Dispositions (REG Pro-Rata)	$200,000 - $250,000	$250,000 - $300,000
Acquisitions (REG Pro-Rata)	$0 - $50,000	$30,000 - $50,000
Development and Redevelopment starts	$125,000 - $175,000	$125,000 - $200,000

Non-GAAP Disclosure

FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company's financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for net income as a measure of liquidity. Core FFO is an additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to, transaction profits, income or expense, gains or losses from the early extinguishment of debt and other non-core items. The Company provides a reconciliation of FFO to Core FFO.

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO -
Actual (in thousands)

For the Periods Ended June 30, 2013 and 2012	Three Months Ended		Year to Date
	2013	2012	2013	2012
Net Income Attributable to Common Stockholders	$31,864	5,697	$47,418	18,878
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization - consolidated real estate	26,711	28,210	53,854	56,249
Depreciation and amortization - unconsolidated partnerships	10,971	10,778	21,588	21,878
Consolidated JV partners' share of depreciation	(215)	(182)	(423)	(362)
Provision for impairment	—	22,509	—	22,509
Amortization of leasing commissions and intangibles	4,820	4,027	9,549	8,039
Gain on sale of operating properties, net of tax	(12,099)	(9,778)	(12,099)	(16,079)
Noncontrolling interest of exchangeable partnership units	70	23	109	77
Funds From Operations	62,122	61,284	119,996	111,189
Dilutive effect of share-based awards	(155)	(182)	(317)	(376)
Funds from Operations for calculating Diluted FFO per Share	$61,967	61,102	$119,679	110,813

Funds From Operations	$62,122	61,284	$119,996	111,189
Adjustments to reconcile to Core Funds from Operations:
Transaction profits, net of deal deal costs and tax	(305)	108	136	(1,221)
Provision for impairment to land and outparcels	—	999	—	999
Provision for hedge ineffectiveness	(27)	15	(20)	11
Loss on early debt extinguishment	—	4	—	4
Original preferred stock issuance costs expensed	—	—	—	7,835
Gain on redemption of preferred units	—	—	—	(1,875)
One-time additional preferred dividend payment	—	—	—	1,750
Core Funds From Operations	61,790	62,410	120,112	118,692
Dilutive effect of share-based awards	(155)	(182)	(317)	(376)
Core Funds From Operations for calculating Diluted Core FFO per Share	$61,635	62,228	$119,795	118,316

Weighted Average Shares for Diluted FFO per Share	91,664	89,717	90,976	89,677

Reported results are preliminary and not final until the filing of the Company's Form 10-Q with the SEC and, therefore, remain subject to adjustment.

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO - Guidance

	Full Year
Funds From Operations Guidance:	2013 Guidance
Net income attributable to common stockholders	$0.82	0.87
Adjustments to reconcile net income to FFO:
Depreciation expense, amortization and other amounts	1.71	1.71
Funds From Operations	$2.53	2.58
Adjustments to reconcile FFO to Core FFO:
All other non-core amounts	$0.02	0.02
Core Funds From Operations	$2.55	2.60

Conference Call

In conjunction with Regency's second quarter results, you are invited to listen to its conference call that will be broadcast live over the internet on Thursday, August 1, 2013 at 12:00 p.m. EDT on the Company's website www.RegencyCenters.com. If you are unable to participate during the live webcast, the call will also be archived on the Company's website.

The Company has published forward-looking statements and additional financial information in its second quarter 2013 supplemental information package that may help investors estimate earnings for 2013. A copy of the Company's second quarter 2013 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company's Form 10-Q for the quarter ended June 30, 2013. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NYSE: REG)

Regency is the preeminent national owner, operator, and developer of high quality grocery-anchored and community shopping centers. At June 30, 2013, the Company owned 343 retail properties, including those held in co-investment partnerships. Including retailer-owned square footage, the portfolio encompassed 45.9 million square feet located in top markets throughout the United States. Since 2000, Regency has developed 211 shopping centers, including those currently in-process, representing an investment at completion of more than $3.0 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

###

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Summary Financial Information
June 30, 2013
(in thousands, except per share information)

	Three Months Ended		Year to Date
Financial Results	2013	2012	2013	2012
Core Funds From Operations (Core FFO)	$61,790	62,410	$120,112	118,692
Core FFO per share (diluted)	$0.67	0.69	$1.32	1.32
Funds From Operations (FFO)	$62,122	61,284	$119,996	111,189
FFO per share (diluted)	$0.68	0.68	$1.32	1.24
Diluted share and unit count
Weighted average diluted shares	91,664	89,717	90,976	89,677
Dividends paid per share and unit	$0.4625	0.4625	$0.9250	0.9250
Payout ratio of diluted Core FFO per share	69.0%	67.0%	70.1%	70.1%
Coverage ratios
Interest only	3.7	3.7	3.6	3.6
Fixed charge (consolidated)	2.9	2.9	2.8	2.8
Fixed charge (including pro-rata share of co-investment partnerships)	2.4	2.5	2.4	2.4

	As of	As of	As of	As of
Capital Information	6/30/2013	12/31/2012	12/31/2011	12/31/2010
Market price per common share	$50.81	47.12	37.62	42.24
Market equity value of common and convertible shares	$4,697,714	4,267,736	3,389,525	3,466,385
Non-convertible preferred stock	$325,000	325,000	325,000	325,000
Outstanding debt	$1,892,124	1,941,891	1,982,440	2,094,469
Total market capitalization	$6,914,838	6,534,627	5,696,966	5,885,854
Total real estate at cost before depreciation	$4,388,036	4,352,839	4,488,794	4,417,746
Total assets at cost before depreciation	$4,723,504	4,636,207	4,778,690	4,695,417
Outstanding Classes of Stock and Partnership Units
Common shares outstanding	92,279	90,395	89,922	81,887
Exchangeable units held by noncontrolling interests	177	177	177	177
Common shares and equivalents issued and outstanding	92,456	90,572	90,099	82,064

Summary Real Estate Information
June 30, 2013
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Number of shopping centers - All properties	343	345	348	347	364
Number of shopping centers - Operating properties	337	341	344	340	354
Number of shopping centers - Same properties	325	330	323	326	348
Number of projects in development	6	4	4	7	11

Gross Leasable Area (GLA) - All properties	39,843	40,003	40,293	40,113	42,382
GLA including retailer-owned stores - All properties	45,852	46,033	46,324	46,143	49,517
GLA - Operating properties	38,750	39,141	39,431	39,015	41,094
GLA - Same properties	37,598	38,092	37,313	37,620	40,093
GLA - Projects in development	1,093	862	862	1,098	1,288

Wholly Owned and Pro-Rata Share of Co-investment Partnerships
GLA - All properties	28,261	28,406	28,406	28,179	30,171
GLA including retailer-owned stores - All properties	34,270	33,248	33,248	33,021	36,118
GLA - Operating properties	27,168	27,544	27,544	27,081	28,883
GLA - Same properties	26,158	26,638	25,802	25,927	28,122
Spaces > 19,999 sf	13,645	13,991	13,413	13,462	14,357
Spaces 10,000 - 19,999 sf	2,345	2,364	2,318	2,325	2,532
Spaces < 10,000 sf	10,168	10,283	10,071	10,140	11,233
GLA - Projects in development	1,093	862	862	1,098	1,288

% leased - All properties	94.3%	94.2%	94.4%	93.6%	93.1%
% leased - Operating properties	94.6%	94.4%	94.6%	94.3%	94.0%
% leased - Same properties (1)	94.6%	94.4%	94.6%	94.4%	94.4%
Spaces > 19,999 sf (1)	99.2%	99.4%	99.2%	99.4%	99.4%
Spaces 10,000 - 19,999 sf (1)	93.7%	94.6%	95.5%	95.2%	94.9%
Spaces < 10,000 sf (1)	88.5%	87.6%	88.3%	87.6%	87.7%
Average % leased - Same properties (1)	94.4%	94.4%	94.3%	94.2%	94.1%

Rental rate growth for spaces vacant less than 12 months - YTD (2)	5.6%	5.4%	5.5%	6.1%	2.4%
Same property NOI growth - YTD	5.0%	4.8%	3.8%	3.9%	3.7%
Same property NOI growth without termination fees - YTD	5.1%	5.1%	4.0%	4.0%	3.8%

(1) Prior periods adjusted for current same property pool.
(2) Rent growth is calculated on a same-space, cash basis for new and renewal leases executed.

Consolidated Balance Sheets
June 30, 2013 and December 31, 2012
(in thousands)

	2013	2012
Assets
Real estate investments at cost:
Land, building and improvements	$3,696,479	3,717,845
Properties in development	246,990	192,067
	3,943,469	3,909,912
Less: accumulated depreciation	823,601	782,749
	3,119,868	3,127,163
Operating properties held for sale	15,961	—
Investments in real estate partnerships	428,606	442,927
Net real estate investments	3,564,435	3,570,090
Cash and cash equivalents	64,497	28,821
Accounts receivable, net of allowance for doubtful accounts	21,824	26,601
Straight line rent receivables, net of reserves	50,258	49,990
Notes receivable	18,502	23,751
Deferred costs, net of accumulated amortization	68,141	69,506
Acquired lease intangible assets, net of accumulated amortization	41,331	42,459
Trading securities held in trust, at fair value	24,457	23,429
Other assets	46,458	18,811
Total assets	$3,899,903	3,853,458
Liabilities and Equity
Liabilities:
Notes payable	$1,767,124	1,771,891
Unsecured credit facilities	125,000	170,000
Total notes payable	1,892,124	1,941,891
Accounts payable and other liabilities	131,181	127,185
Acquired lease intangible liabilities, net of accumulated amortization	26,337	20,325
Tenants' security and escrow deposits	14,229	18,146
Total liabilities	2,063,871	2,107,547
Equity:
Stockholders' Equity:
Preferred stock	325,000	325,000
Common stock, $.01 par	923	904
Additional paid in capital, net of treasury stock	2,400,280	2,297,386
Accumulated other comprehensive loss	(31,319)	(57,715)
Distributions in excess of net income	(871,266)	(834,810)
Total stockholders' equity	1,823,618	1,730,765
Noncontrolling Interests:
Exchangeable operating partnership units	(1,165)	(1,153)
Limited partners' interest in consolidated partnerships	13,579	16,299
Total noncontrolling interests	12,414	15,146
Total equity	1,836,032	1,745,911
Total liabilities and equity	$3,899,903	3,853,458

Ratios	2013	2012
Debt to real estate assets, before depreciation	43.1%	44.6%
Debt to total assets, before depreciation	40.1%	41.9%
Debt to total assets, before depreciation and including pro-rata share of JV's (1)	43.6%	45.4%
Debt + preferred to total assets, before deprec. and incl. pro-rata share of JVs	49.3%	51.3%
Unsecured assets to total real estate assets (consolidated only)	77.5%	76.8%
Unsecured NOI to total NOI (consolidated only)	79.2%	78.6%
(1) debt ratio would be 43.0% if current cash balances were used to reduce outstanding debt

Consolidated Statements of Operations
For the Periods Ended June 30, 2013 and 2012
(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)
(in thousands)

	Three Months Ended		Year to Date
	2013	2012	2013	2012
Real Estate Revenues:
Minimum rent	$90,929	92,961	$181,655	185,638
Percentage rent	298	398	1,846	1,558
Recoveries from tenants	26,378	23,875	50,576	49,414
Termination fees	297	370	610	558
Other income	2,782	5,980	5,345	6,979
	120,684	123,584	240,032	244,147
Real Estate Operating Expenses:
Operating and maintenance	18,277	17,826	36,191	36,504
Provision for doubtful accounts	475	761	1,030	1,214
Real estate taxes	14,027	14,164	27,943	29,560
	32,779	32,751	65,164	67,278
Net Operating Income	87,905	90,833	174,868	176,869
Fees and Transaction Income (Expense):
Asset management fees	1,653	1,616	3,291	3,252
Property management fees	3,605	3,604	7,222	7,146
Leasing commissions and other fees	1,482	1,249	2,988	3,220
Gain (loss) on sale of outparcels and land	1,090	(21)	1,090	1,814
Dead deal and acquisition costs	(782)	(127)	(1,282)	(212)
Income tax benefit (expense)	—	169	—	—
	7,048	6,490	13,309	15,220
Other Operating Expense (Income):
General and administrative	14,995	14,424	31,891	29,069
Other expenses	343	223	809	1,041
Depreciation and amortization (including FF&E)	32,406	33,133	65,170	66,062
Interest expense, net	27,781	28,377	55,613	57,335
Gain on sale of operating properties	(12,038)	(2,926)	(12,038)	(9,227)
(Income) loss from deferred compensation plan, net	9	40	17	(11)
Provision for impairment	—	23,508	—	23,508
Hedge ineffectiveness	—	—	—	(1)
	63,496	96,779	141,462	167,776
Equity in Income of Unconsolidated Partnerships:
Operating income	5,924	3,972	11,806	6,934
Gain on sale of operating properties	61	6,852	61	6,852
Hedge ineffectiveness	27	(20)	21	(16)
	6,012	10,804	11,888	13,770
Net Income	37,469	11,348	58,603	38,083
Noncontrolling Interests:
Preferred units	—	—	—	(629)
Exchangeable operating partnership units	70	23	109	77
Limited partners' interest in consolidated partnerships	270	232	545	424
Net Income (Loss) Attributable to Noncontrolling Interests	340	255	654	(128)
Net Income Attributable to Controlling Interests	37,129	11,093	57,949	38,211
Preferred stock dividends	5,265	5,396	10,531	19,333
Net Income Attributable to Common Stockholders	$31,864	5,697	$47,418	18,878

These Consolidated Statements of Operations are not prepared in accordance with GAAP because they do not reflect discontinued operations in accordance with FASB ASC Topic 360. The Company believes that the presentation is useful to readers of this report that wish to understand the Company's operations without reclassifying sales of real estate into discontinued operations. The Consolidated Statements of Operations prepared in accordance with GAAP are included in the following pages.

Funds From Operations (FFO) and Other Information
For the Periods Ended June 30, 2013 and 2012
(in thousands, except share information)

	Three Months Ended		Year to Date
	2013	2012	2013	2012
Reconciliation of Net Income to FFO
Net Income Attributable to Common Stockholders	$31,864	5,697	$47,418	18,878
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization - consolidated	26,711	28,210	53,854	56,249
Depreciation and amortization - unconsolidated	10,971	10,778	21,588	21,878
Consolidated JV partners' share of depreciation	(215)	(182)	(423)	(362)
Provision for impairment (1)	—	22,509	—	22,509
Amortization of leasing commissions and intangibles	4,820	4,027	9,549	8,039
Gain on sale of operating properties, net of tax (1)	(12,099)	(9,778)	(12,099)	(16,079)
Noncontrolling interest of exchangeable partnership units	70	23	109	77
Funds From Operations	$62,122	61,284	$119,996	111,189
Reconciliation of FFO to Core FFO
Funds From Operations	$62,122	61,284	$119,996	111,189
Adjustments to reconcile to Core Funds From Operations:
Transaction profits, net of dead deal costs and tax (1)	(305)	108	136	(1,221)
Provision for impairment to land and outparcels (1)	—	999	—	999
Provision for hedge ineffectiveness (1)	(27)	15	(20)	11
Loss on early debt extinguishment (1)	—	4	—	4
Original preferred stock issuance costs expensed	—	—	—	7,835
Gain on redemption of preferred units	—	—	—	(1,875)
One-time additional preferred dividend payment	—	—	—	1,750
Core Funds From Operations	$61,790	62,410	$120,112	118,692
Reconciliation of Net Income to FFO (per diluted share)
Net Income Attributable to Common Stockholders	$0.35	0.06	$0.52	0.21
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization - consolidated	0.29	0.32	0.59	0.63
Depreciation and amortization - unconsolidated	0.12	0.12	0.24	0.24
Consolidated JV partners' share of depreciation	—	—	—	—
Provision for impairment (1)	—	0.25	—	0.25
Amortization of leasing commissions and intangibles	0.05	0.04	0.10	0.09
Gain on sale of operating properties, net of tax (1)	(0.13)	(0.11)	(0.13)	(0.18)
Noncontrolling interest of exchangeable partnership units	—	—	—	—
Funds From Operations	$0.68	0.68	$1.32	1.24
Reconciliation of FFO to Core FFO (per diluted share)
Funds From Operations	$0.68	0.68	$1.32	1.24
Adjustments to reconcile to Core Funds From Operations:
Transaction profits, net of dead deal costs and tax (1)	(0.01)	—	—	(0.02)
Provision for impairment to land and outparcels (1)	—	0.01	—	0.01
Provision for hedge ineffectiveness (1)	—	—	—	—
Loss on early debt extinguishment (1)	—	—	—	—
Original preferred stock issuance costs expensed	—	—	—	0.09
Gain on redemption of preferred units	—	—	—	(0.02)
One-time additional preferred dividend payment	—	—	—	0.02
Core Funds From Operations	$0.67	0.69	$1.32	1.32

(1) Includes pro-rata share of unconsolidated co-investment partnerships.

Additional Disclosures
For the Periods Ended June 30, 2013 and 2012
(in thousands)

	Three Months Ended		Year to Date
	2013	2012	2013	2012
Additional Disclosures:
Straight-line rental income, net of reserve	$1,200	1,715	$2,612	3,365
Above- and below- market rent amortization	523	219	1,035	440
Pro-rata share of JV straight-line rental income, net of reserve	350	394	669	778
Pro-rata share of JV above- and below- market rent amortization	332	393	664	785
Impairment losses (1)	—	23,508	—	23,508
Non-cash derivative amortization included in interest expense	2,375	2,374	4,749	4,744
Capitalized interest	1,243	875	2,305	1,246
Stock-based compensation expense	3,693	2,938	7,108	5,864
Capitalized direct leasing compensation costs	2,482	2,934	4,617	5,684
Capitalized direct development compensation costs	1,683	2,696	2,594	5,293
Fees earned from third parties as reported for GAAP	6,741	6,469	13,502	13,619
Fees earned from third parties, excluding pro-rata share of JVs	5,309	5,068	10,652	10,829
Capital Expenditures (1):
Leasing commissions	$3,886	4,793	$6,948	8,537
Tenant improvements and other landlord leasing costs	5,042	6,469	10,586	12,553
Building improvements	2,393	3,217	4,040	5,076
Components of Same Property NOI (1):
Revenues excluding term fees	$141,132	133,609	$280,698	267,628
Term fees	153	174	368	575
Expenses	39,230	36,737	77,883	74,656
Same property NOI	$102,055	97,047	$203,183	193,547
Same property growth excluding term fees	5.2%		5.1%
(1) Includes pro-rata share of unconsolidated co-investment partnerships.

Consolidated Statements of Operations (GAAP Basis)
For the Periods Ended June 30, 2013 and 2012
(in thousands)

	Three Months Ended		Year to Date
	2013	2012	2013	2012
Revenues:
Minimum rent	$89,611	90,164	$178,333	179,533
Percentage rent	298	398	1,846	1,558
Recoveries from tenants and other income	29,192	29,734	55,877	55,918
Management, transaction, and other fees	6,741	6,469	13,502	13,619
Total revenues	125,842	126,765	249,558	250,628
Operating Expenses:
Depreciation and amortization	31,930	31,737	63,871	63,109
Operating and maintenance	17,982	17,421	35,563	35,572
General and administrative	14,966	14,020	32,942	30,142
Real estate taxes	14,204	13,799	27,883	28,740
Other expense	1,580	1,111	3,083	2,447
Total operating expenses	80,662	78,088	163,342	160,010
Other Expense (Income):
Interest expense, net of interest income	27,781	28,377	55,613	57,335
Provision for impairment	—	19,008	—	19,008
Net investment (income) loss from deferred compensation plan	38	444	(1,034)	(1,084)
Total other expense	27,819	47,829	54,579	75,259
Income before equity in income of investments in real estate partnerships	17,361	848	31,637	15,359
Equity in income of investments in real estate partnerships	6,012	10,804	11,888	13,770
Income from continuing operations before tax	23,373	11,652	43,525	29,129
Income tax benefit of taxable REIT subsidiary	—	(840)	—	(608)
Income from continuing operations	23,373	12,492	43,525	29,737
Discontinued Operations, net:
Operating income (loss)	969	(3,427)	1,951	(2,073)
Gain on sale of properties	11,410	2,304	11,410	8,605
Income (loss) from discontinued operations	12,379	(1,123)	13,361	6,532
Income before gain on sale of real estate	35,752	11,369	56,886	36,269
Gain (loss) on sale of real estate	1,717	(21)	1,717	1,814
Net income	37,469	11,348	58,603	38,083
Noncontrolling Interests:
Preferred units	—	—	—	629
Exchangeable operating partnership units	(70)	(23)	(109)	(77)
Limited partners' interests in consolidated partnerships	(270)	(232)	(545)	(424)
Net income attributable to noncontrolling interests	(340)	(255)	(654)	128
Net income attributable to controlling interests	37,129	11,093	57,949	38,211
Preferred stock dividends	(5,265)	(5,396)	(10,531)	(19,333)
Net income attributable to common stockholders	$31,864	5,697	$47,418	18,878
These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt
June 30, 2013 and December 31, 2012
(in thousands)

Total Debt Outstanding:	6/30/2013	12/31/2012
Mortgage loans payable:
Fixed rate secured loans	$457,071	461,914
Variable rate secured loans	11,909	12,041
Unsecured debt offering fixed rate	1,298,144	1,297,936
Unsecured credit facilities	125,000	170,000
Total	$1,892,124	1,941,891

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Fixed Interest Rate
2013	$3,877	—	—	3,877	5.0%
2014	7,383	26,853	150,000	184,236	5.0%
2015	5,747	62,435	350,000	418,182	5.3%
2016	5,487	21,661	125,000	152,148	5.9%
2017	4,584	84,593	400,000	489,177	5.9%
2018	3,746	57,358	—	61,104	6.2%
2019	2,704	106,000	—	108,704	7.8%
2020	2,676	51,580	150,000	204,256	6.2%
2021	2,782	—	250,000	252,782	4.8%
2022	2,742	5,848	—	8,590	7.7%
2023	1,373	120	—	1,493	5.8%
>10 years	3,998	87	—	4,085	6.1%
Unamortized debt (discount)/premium	—	5,346	(1,856)	3,490
	$47,099	421,881	1,423,144	1,892,124	5.7%

Percentage of Total Debt:	6/30/2013	12/31/2012
Fixed	92.7%	90.6%
Variable	7.3%	9.4%
Current Average Interest Rates: (2)
Fixed	5.6%	5.7%
Variable	1.7%	1.7%
Effective Interest Rate	5.3%	5.3%

Average Years to Maturity:
Fixed	4.4	4.8
Variable	3.2	3.7

(1) Includes unsecured public debt and unsecured credit facilities.
(2) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Summary of Consolidated Debt
June 30, 2013 and December 31, 2012
(in thousands)
Lender	Collateral	Rate	Maturity	6/30/2013	12/31/2012
Fixed Rate
Mortgage Loans
Midland Loan Services	Gateway Shopping Center	7.110%	05/01/13	$—	16,652
TIAA-CRER	Northgate Square	5.640%	01/10/14	5,645	5,757
Northwestern Mutual Life Insurance Company	Belleview Square	6.200%	07/01/14	6,991	7,208
Glenview State Bank	Glen Oak Plaza	5.750%	10/01/14	3,352	3,555
Aid Association of Lutherans	Murryhill Marketplace	5.220%	01/01/15	7,150	7,284
United of Omaha Life Insurance Company	Fleming Island	7.400%	02/05/15	585	747
Escrow Bank, USA	Twin City Plaza	5.650%	04/06/15	40,848	41,199
Principal Commercial Funding	Sandy Springs	5.360%	06/05/15	16,509	16,647
Municipal Tax Bonds Payable	Friars Mission Center	7.600%	09/02/15	393	393
Midland Loan Services	Hilltop Village	5.570%	04/06/16	7,500	—
Berkadia Commercial Mortgage	Naples Walk	6.150%	08/11/16	15,764	15,997
Jefferson Pilot	Peartree Village	8.400%	06/01/17	8,314	8,575
Allianz Life Insurance Company	4S Commons Town Center	6.000%	06/10/17	62,500	62,500
Bank of America	Grand Ridge Plaza	5.836%	07/01/17	11,564	11,646
Metropolitan Life Insurance Company	Corkscrew Village	6.170%	08/01/17	8,314	8,436
TIAA-CRER	Westchase	5.520%	07/10/18	7,666	7,799
Guardian Life Insurance Company	Amerige Heights Town Center	6.130%	12/01/18	16,900	17,000
Guardian Life Insurance Company	El Cerrito Plaza	6.380%	12/01/18	39,671	39,976
Allianz Life Insurance Company	Tassajara Crossing	7.750%	07/10/19	19,800	19,800
Allianz Life Insurance Company	Plaza Hermosa	7.750%	07/10/19	13,800	13,800
Allianz Life Insurance Company	Sequoia Station	7.750%	07/10/19	21,100	21,100
Allianz Life Insurance Company	Mockingbird Common	7.750%	07/10/19	10,300	10,300
Allianz Life Insurance Company	Sterling Ridge	7.750%	07/10/19	13,900	13,900
Allianz Life Insurance Company	Frisco Prestonbrook	7.750%	07/10/19	6,800	6,800
Allianz Life Insurance Company	Wellington Town Square	7.750%	07/10/19	12,800	12,800
Allianz Life Insurance Company	Berkshire Commons	7.750%	07/10/19	7,500	7,500
Allianz Life Insurance Company	Willow Festival	5.750%	01/10/20	39,505	39,505
Nationwide Bank	Kent Place	3.300%	04/01/20	8,250	—
CUNA Mutal Insurance Society	Ocala Corners	6.450%	04/01/20	5,300	5,386
John Hancock Life Insurance Company	Kirkwood Commons	7.680%	10/01/22	11,733	11,947
State Farm Life Insurance Company	Tech Ridge Center	5.830%	06/01/23	10,904	11,301
NYLIM Real Estate Group	Oak Shade Town Center	6.050%	05/10/28	10,367	10,574
Unamortized (discounts)/premiums on assumed debt of acquired properties				5,346	5,830
Total Fixed Rate Mortgage Loans				457,071	461,914

Summary of Consolidated Debt
June 30, 2013 and December 31, 2012
(in thousands)
Lender	Collateral	Rate	Maturity	6/30/2013	12/31/2012
Unsecured Debt (Issue Date)
Debt Offering (4/1/04)	Unsecured	4.950%	04/15/14	149,972	149,953
Debt Offering (7/18/05)	Unsecured	5.250%	08/01/15	349,900	349,875
Debt Offering (6/5/07)	Unsecured	5.875%	06/15/17	399,258	399,164
Debt Offering (6/2/10)	Unsecured	6.000%	06/15/20	149,273	149,220
Debt Offering (10/7/10)	Unsecured	4.800%	04/15/21	249,741	249,724
Total Fixed Rate Unsecured Debt				1,298,144	1,297,936
Variable Rate
Mortgage Loans
PNC Bank	Seminole Shoppes	LIBOR + 1.60% (1)	09/01/14	9,000	9,000
US Bank	Kroger New Albany Center	LIBOR + 3.80%	10/01/14	2,909	3,041
Total Variable Rate Mortgage Loans				11,909	12,041
Unsecured Debt
Wells Fargo Bank	$800 Million Line of Credit	LIBOR + 1.175%	09/04/16	25,000	70,000
Wells Fargo Bank	$100 Million Term Loan	LIBOR + 1.45%	12/15/16	100,000	100,000
Total Variable Rate Unsecured Debt				125,000	170,000
Total				$1,892,124	1,941,891

(1) An interest rate swap is in place to fix the interest rate on this debt at 2.36% for the same notional amount through the same maturity date.

Summary of Unsecured Credit Facilities, Unsecured Public Debt and Public Debt Covenants
June 30, 2013
(in thousands)

Outstanding Unsecured Credit Facilities and Unsecured Public Debt:	Origination	Maturity	Rate	Balance
$800 Million Line of Credit	09/13/12	09/04/16	LIBOR + 1.175%	$25,000
$100 Million Term Loan	11/17/11	12/15/16	LIBOR + 1.45%	$100,000
Unsecured Public Debt:	04/01/04	04/15/14	4.950%	$150,000
	07/18/05	08/01/15	5.250%	$350,000
	06/05/07	06/15/17	5.875%	$400,000
	06/02/10	06/15/20	6.000%	$150,000
	10/07/10	04/15/21	4.800%	$250,000

Unsecured Public Debt Covenants:	Required	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Fair Market Value Calculation Method Covenants (1)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	34%	35%	33%	36%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	9%	9%	8%	8%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.4	3.3	3.2	3.2
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	310%	305%	324%	298%
Historical Cost Basis Covenants (1)
Total Consolidated Debt to Total Undepreciated Assets	≤ 60%	42%	42%	40%	43%
Secured Consolidated Debt to Total Undepreciated Assets	≤ 40%	11%	10%	10%	10%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.4	3.3	3.2	3.2
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	257%	252%	270%	249%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.
(1) For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Summary of Preferred Stock
June 30, 2013
(in thousands)

	Dividend Rate	Issuance Date	Callable Date	Par Value	Issuance Costs
Series 6	6.625%	2/16/2012	2/16/2017	$250,000	$8,614
Series 7	6.000%	8/23/2012	8/23/2017	75,000	2,484
				$325,000	$11,098

Property Transactions
June 30, 2013
(in thousands)

Acquisitions:
Date	Property Name	Co-investment Partner (REG %)	City/State	Total GLA	Purchase Price	Regency’s Share of Purchase Price	Regency’s Pro Rata Cap Rate	Anchor Tenant
May-13	Preston Oaks		Dallas, TX	104	$27,000	$27,000	6.1%	H.E.B. Central Market
	Total Acquisitions			104	$27,000	$27,000	6.1%

Dispositions:
Date	Property Name	Co-investment Partner (REG %)	City/State	Total GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Pro Rata Cap Rate	Anchor Tenant
May-13	Deer Springs Town Center		Las Vegas, NV	331	$50,500	$50,500	6.8%	(Target), Home Depot, Toys "R" Us
May-13	Elkridge Corners	GRI (40%)	Elkridge, MD	74	11,200	4,480	8.5%	Green Valley Markets
Jun-13	Vine at Castaic		Castaic, CA	27	5,500	5,500	8.6%	--
Jun-13	Anthem Marketplace		Anthem, AZ	113	23,300	23,300	5.9%	Safeway
Jun-13	Horton's Corner		St. Augustine, FL	15	6,000	6,000	6.4%	Walgreens
	Total Dispositions			560	$96,500	$89,780	6.7%

Summary of Development, Redevelopment and Land Held
June 30, 2013
(in thousands)

Project Name	State	CBSA	Anchor Tenants	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Net Costs to Complete (1)	Stabilized Yield (2)	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Projects in Development:
East Washington Place (3)	CA	Santa Rosa-Petaluma	Target, Sprout's & Dick's	Jun-13	$59,312	$13,196	7.6%	203	88%	341	93%
Juanita Tate Marketplace	CA	LOS-Long Beach-Santa Ana, CA	Northgate Market	Mar-14	17,189	15,273	9.2%	77	74%	77	74%
Shops on Main (4)	IN	CHI-Joliet-Naperville,IL-IN-WI	Gordmans, Ross, HomeGoods & DSW	Apr-14	29,424	11,859	6.1%	155	76%	155	76%
Shops at Erwin Mill	NC	Durham-Chapel Hill, NC Metro	Harris Teeter	Dec-13	14,581	4,032	9.4%	90	78%	90	78%
Southpark at Cinco Ranch	TX	Houston-Sugar Land-Baytown	Kroger & Academy Sports	Oct-12	31,522	5,605	8.8%	243	93%	243	93%
Grand Ridge Plaza	WA	Seattle-Tacoma-Bellevue, WA	Safeway, Regal Cinemas & Marshalls	Jul-13	88,764	33,900	7.5%	325	95%	325	95%
Total Projects in Development		6			$240,792	$83,865	7.8%	1,093	88%	1,231	89%

Redevelopment and Renovations:					Incremental Costs (5)	Incremental Costs to Complete	Incremental Yield
Various Properties		14			$45,304	$36,129	8% - 10%

Land Held for Future Development:					Net Development Costs to Date (6)
Various Properties		9			$27,124

Notes:
New starts for the quarter are in bold.
(1) Construction in progress (CIP) balance and costs to date on Projects in Development are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.

(2) The NOI stabilized yield on costs above after allocating land basis for outparcel proceeds and additional interest and overhead capitalization is estimated to be 7.5%.
(3) Conversion of previously purchased land with incremental net development costs of $45,678 at an incremental stabilized yield of 9.9%.
(4) Represents Regency's pro rata share. Conversion of previously purchased land with incremental net development costs of $14,808 at an incremental stabilized yield of 12.1%.
(5) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.
(6) Net development costs at completion subject to change as costs based on preliminary development plans only.

Unconsolidated Investments
June 30, 2013
(in thousands)

					Regency
Co-investment Parter and Portfolio Summary Abbreviation	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 6/30/2013	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	28	3,113	$528,463	$279,653	20.00%	$55,931	$26,797	$843
(JV-CCV)	1	553	102,476	47,300	30.00%	14,190	16,378	351
	29	3,666	630,939	326,953
GRI
(JV-GRI)	76	9,713	1,903,879	991,867	40.00%	396,747	259,718	6,529
Charter Hall Retail REIT
(JV-M3) (1)	—	—	—	—	24.95%	—	—	48
CalSTRS
(JV-RC)	8	778	161,588	85,560	25.00%	21,390	15,167	208
Regency Retail Partners
(JV-RRP)	9	1,535	318,109	206,454	20.00%	41,291	14,636	186
USAA
(JV-USA)	8	805	120,689	66,909	20.01%	13,387	1,754	211
Publix
(JV-O)	6	558	73,444	—	50.00%	—	36,186	988
H.E.B.
(JV-O) (2)	1	137	25,843	25,817	50.00%	12,909	145	166
Individual Investors
(JV-O) (2)	2	146	81,907	55,828	50.00%	27,913	9,082	(115)
BRE Throne Holdings LLC
(BRET) (3)	—	—	—	—	47.80%	—	48,743	2,473
	139	17,338	$3,316,398	$1,759,388		$583,758	$428,606	$11,888

(1) On March 20, 2013, Regency entered into a liquidation agreement with Macquarie Countrywide (US) No. 2, LLC to redeem its 24.95% interest through dissolution of the Macquarie CountryWide-Regency III, LLC co-investment partnership through a distribution-in-kind.

(2) Includes land held for future development.
(3) Represents Regency's preferred equity investment in BRE Throne Holdings LLC ("BRET") acquired in July 2012 in conjunction with a portfolio sale of 15 properties to BRET. As the property holdings in BRET do not change Regency's preferred return, BRET's portfolio information is not included.

Reconciliation of Equity of Regency Centers in Unconsolidated Partnerships to Regency Centers' Investment in Real Estate Partnerships
Equity of Regency Centers in Unconsolidated Partnerships	$499,119
add: Preferred equity investment in BRE Throne Holdings LLC	48,743
less: Impairment	(5,880)
less: Ownership percentage or Restricted Gain Method deferral	(35,174)
less: Net book equity in excess of purchase price	(78,202)
Regency Centers' Investment in Real Estate Partnerships	$428,606

Unconsolidated Balance Sheets - Regency’s Pro-Rata Share
June 30, 2013 and December 31, 2012
(in thousands)

	2013	2012
Assets
Real estate, at cost	$1,301,019	1,309,774
Less: accumulated depreciation	264,747	240,940
	1,036,272	1,068,834
Properties in development	12,454	12,463
Net real estate investments	1,048,726	1,081,297
Cash and cash equivalents	11,565	10,260
Accounts receivable, net of allowance for uncollectible accounts	5,394	7,359
Straight line rent receivable, net of reserves	12,984	12,587
Deferred costs, net	15,624	14,667
Acquired lease intangible assets, net	17,882	20,337
Other assets	2,532	2,763
Regency only assets (1)	4,174	5,117
Total assets	$1,118,881	1,154,387
Liabilities and Equity
Liabilities:
Notes payable	$583,758	597,423
Accounts payable and other liabilities	20,716	22,299
Tenants’ security and escrow deposits	3,481	2,881
Acquired lease intangible liabilities, net	11,807	13,279
Total liabilities	619,762	635,882
Equity:
Equity - Regency Centers	499,119	518,505
Total Liabilities and Equity	$1,118,881	1,154,387

(1) Capitalized development costs

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its co-investment partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations – Regency’s Pro-Rata Share
For the periods ended June 30, 2013 and 2012
(in thousands)

	Three Months Ended		Year to Date
	2013	2012	2013	2012
Revenues:
Minimum rent	$24,645	24,532	$49,555	49,061
Percentage rent	499	377	1,141	670
Recoveries from tenants	7,646	6,618	14,927	13,702
Termination fees	89	107	191	329
Other income	647	1,067	882	1,296
Total revenues	33,526	32,701	66,696	65,058
Operating expense (income):
Operating and maintenance	4,894	4,511	9,803	9,272
Real estate taxes	3,977	3,966	7,997	7,960
Provision for doubtful accounts	104	227	288	377
Other expense (income)	58	69	78	77
Total operating expenses	9,033	8,773	18,166	17,686
Net operating income	24,493	23,928	48,530	47,372
Other expense (income):
General and administrative	442	632	910	1,286
Depreciation and amortization expense	10,936	10,793	21,570	21,908
Interest expense, net	8,174	8,547	16,473	17,276
Gain on sale of real estate	(61)	(6,852)	(61)	(6,852)
Loss on extinguishment of debt	—	4	—	4
(Gain) loss on hedge ineffectiveness	(27)	15	(21)	11
Preferred return on equity investment	(1,243)	—	(2,473)	—
Other expense (income)	—	—	9	—
Total other expense	18,221	13,139	36,407	33,633
Net income before Regency only expense (income)	6,272	10,789	12,123	13,739
Regency only expense (income):
Accretion of excess investment	223	(53)	161	(106)
Depreciation of capitalized costs	37	38	74	75
Total Regency only expense (income)	260	(15)	235	(31)
Net income	$6,012	10,804	$11,888	13,770
Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, the impact of its co-investment partnership activities on the operations of the Company which include such management believes that providing such information is useful to investors in assessing items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt
June 30, 2013 and December 31, 2012
(in thousands)

Total Debt Outstanding:	6/30/2013	12/31/2012
Mortgage loans payable:
Fixed rate secured loans	$1,736,899	1,783,850
Variable rate secured loans	11,329	11,138
Unsecured line of credit variable rate	11,160	21,660
Total	$1,759,388	1,816,648

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share	Weighted Average Fixed Interest Rate
2013	$10,121	3,678	—	13,799	4,510	4.8%
2014	21,289	53,015	11,160	85,464	25,154	5.0%
2015	21,895	130,796	—	152,691	49,619	5.6%
2016	19,139	366,757	—	385,896	126,017	5.9%
2017	18,437	164,179	—	182,616	42,543	6.2%
2018	19,330	87,341	—	106,671	25,880	6.0%
2019	19,203	65,939	—	85,142	22,029	7.4%
2020	15,960	242,632	—	258,592	95,629	5.7%
2021	10,928	151,432	—	162,360	64,761	4.9%
2022	7,863	156,202	—	164,065	65,429	4.5%
>10 Years	6,981	153,908	—	160,889	62,344	4.8%
Net unamortized debt premium / (discount)	—	1,203	—	1,203	(157)
	$171,146	1,577,082	11,160	1,759,388	583,758	5.6%

Percentage of Total Debt:	6/30/2013	12/31/2012
Fixed	98.7%	98.2%
Variable	1.3%	1.8%
Current Average Interest Rates: (1)
Fixed	5.5%	5.6%
Variable	3.0%	2.7%
Effective Interest Rate	5.5%	5.5%

(1) Interest rates are as of the quarter-end and exclude the impact of deferred loan cost amortization.

Average Years to Maturity:
Fixed	5.8	6.1
Variable	2.7	2.8

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
June 30, 2013
(Operating Properties Only)

Leasing Statistics - Comparable
							Rent Growth (spaces vacant < 12 mo)
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
2nd Quarter 2013	355	1,263	$18.71	3.7%	5.3	$2.54	313	1,170	5.7%
1st Quarter 2013	278	875	23.82	4.6%	4.7	1.62	254	834	5.4%
4th Quarter 2012	365	1,244	19.90	3.3%	5.8	1.68	323	1,137	3.4%
3rd Quarter 2012	323	1,252	19.09	11.5%	7.2	0.86	289	1,182	13.7%
Total - 12 months	1,321	4,634	$20.08	5.9%	5.9	$1.65	1,179	4,323	7.2%

							Rent Growth (spaces vacant < 12 mo)
New Leases	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
2nd Quarter 2013	106	273	$23.56	4.1%	7.5	$10.33	64	180	15.4%
1st Quarter 2013	68	201	22.17	8.6%	6.7	5.84	44	160	14.8%
4th Quarter 2012	104	337	20.95	4.9%	8.9	6.11	62	230	6.5%
3rd Quarter 2012	72	255	22.46	33.2%	16.2	3.14	38	185	61.9%
Total - 12 months	350	1,066	$22.30	12.6%	10.3	$6.27	208	755	24.6%

							Rent Growth (spaces vacant < 12 mo)
Renewals	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
2nd Quarter 2013	249	990	$17.33	3.5%	4.7	$0.33	249	990	3.5%
1st Quarter 2013	210	674	24.31	3.6%	4.1	0.38	210	674	3.6%
4th Quarter 2012	261	907	19.56	2.8%	4.8	0.26	261	907	2.8%
3rd Quarter 2012	251	997	18.09	5.2%	4.6	0.18	251	997	5.2%
Total - 12 months	971	3,568	$19.41	3.8%	4.6	$0.28	971	3,568	3.8%

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
2nd Quarter 2013	419	1,493	$18.74	5.6	$2.82
1st Quarter 2013	320	993	23.85	4.6	2.13
4th Quarter 2012	432	1,452	20.13	5.9	2.03
3rd Quarter 2012	379	1,504	18.11	7.0	1.01
Total - 12 months	1,550	5,442	$19.81	5.9	$1.95
Notes:
All amounts reported at execution
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share
Rent growth is on a same space, cash basis, and pro rata

Average Base Rent by State - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
June 30, 2013
(in thousands)

State	Number of Properties	GLA	% of Total GLA	% Leased (1)	Annualized Base Rent	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	144	0.5%	79.7%	$1,589	0.3%	$13.72
Arizona	3	296	1.0%	84.8%	3,504	0.7%	14.32
California	68	6,700	23.7%	95.4%	144,305	30.7%	22.77
Colorado	20	1,577	5.6%	94.4%	19,789	4.2%	13.34
Connecticut	1	72	0.3%	99.8%	1,970	0.4%	26.41
Delaware	3	269	1.0%	95.3%	3,770	0.8%	14.95
District of Columbia	2	12	—%	100.0%	763	0.2%	61.36
Florida	48	4,213	14.9%	92.2%	55,190	11.7%	13.96
Georgia	18	1,434	5.1%	94.1%	23,458	5.0%	17.25
Illinois	12	1,137	4.0%	97.0%	16,157	3.4%	14.51
Indiana	6	265	0.9%	83.1%	3,171	0.7%	14.41
Kentucky	1	23	0.1%	100.0%	465	0.1%	17.41
Maryland	14	629	2.2%	95.9%	12,185	2.6%	17.86
Massachusetts	3	393	1.4%	94.5%	7,006	1.5%	18.53
Michigan	2	118	0.4%	52.2%	462	0.1%	18.31
Minnesota	5	208	0.7%	96.7%	2,698	0.6%	13.46
Missouri	4	408	1.4%	99.5%	4,159	0.9%	10.29
New Jersey	2	63	0.2%	92.7%	979	0.2%	16.86
New York	1	57	0.2%	100.0%	1,678	0.4%	29.68
North Carolina	17	1,126	4.0%	94.4%	17,362	3.7%	16.31
Ohio	12	1,509	5.3%	97.3%	16,993	3.6%	11.43
Oregon	9	778	2.8%	92.2%	13,204	2.8%	18.60
Pennsylvania	11	653	2.3%	94.8%	13,680	2.9%	21.14
South Carolina	5	159	0.6%	99.1%	2,184	0.5%	13.93
Tennessee	5	392	1.4%	96.3%	5,556	1.2%	14.58
Texas	27	2,781	9.8%	94.7%	45,631	9.7%	17.36
Virginia	29	1,886	6.7%	94.9%	34,484	7.3%	18.77
Washington	11	851	3.0%	95.3%	17,224	3.7%	21.36
Wisconsin	2	108	0.4%	93.2%	771	0.2%	7.69
Total All Properties	343	28,261	100.0%	94.3%	$470,387	100.0%	$17.54

(1) Includes leases that are executed but not yet rent paying.

Portfolio Summary Report By State
June 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Shoppes at Fairhope Village			AL	Mobile	85	85	84.5%		—	54	Publix	$14.90
Valleydale Village Shop Center	JVO	50%	AL	Birmingham-Hoover	118	59	72.7%		—	44	Publix	$11.81
			AL		203	144	79.7%	79.7%	—	99
Palm Valley Marketplace	JVC	20%	AZ	Phoenix-Mesa-Scottsdale	108	22	93.0%		—	55	Safeway	$13.35
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	238	238	90.6%		—	—	Golf & Tennis Pro Shop, Inc.	$14.17
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	36	36	41.0%		—	—	—	$18.00
			AZ		382	296	84.8%	84.8%	—	55
4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	240	240	92.8%		—	68	Ralphs, Jimbo's...Naturally!	$29.47
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	89	89	98.4%		143	58	Albertsons, (Target)	$26.73
Auburn Village	JVGRI	40%	CA	Sacramento--Arden-Arcade--Roseville	134	54	86.2%		—	46	Bel Air Market	$17.29
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad-San Marcos	189	189	96.5%		—	42	Von's Food & Drug, Kohl's	$19.09
Bayhill Shopping Center	JVGRI	40%	CA	San Francisco-Oakland-Fremont	122	49	98.4%		—	32	Mollie Stone's Market	$21.71
Blossom Valley	JVUSAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	100.0%		—	34	Safeway	$24.45
Brea Marketplace	JVGRI	40%	CA	Los Angeles-Long Beach-Santa Ana	352	141	98.1%		—	25	Sprout's Markets, Target	$16.64
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	260	260	92.6%		—	14	Fresh & Easy, Orchard Supply Hardware	$19.41
Corral Hollow	JVRC	25%	CA	Stockton	167	42	98.3%		—	66	Safeway, Orchard Supply & Hardware	$16.38
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	179	179	93.9%		—	40	Bristol Farms	$34.10
Diablo Plaza			CA	San Francisco-Oakland-Fremont	63	63	94.3%		53	53	(Safeway)	$35.32
East Washington Place			CA	Santa Rosa-Petaluma	203	203	87.7%		138	25	(Target), Dick's Sporting Goods, TJ Maxx	$23.34
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	136	136	100.0%		—	36	Von's Food & Drug	$24.15
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	256	256	98.9%		67	78	(Lucky's), Trader Joe's	$26.61
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	91	91	91.9%		—	42	Von's Food & Drug	$16.06
Encina Grande			CA	San Francisco-Oakland-Fremont	102	102	92.3%		—	23	Safeway	$30.01

Portfolio Summary Report By State
June 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Falcon Ridge Town Center Phase I	JVRRP	20%	CA	Riverside-San Bernardino-Ontario	233	47	88.0%		124	44	Stater Bros., (Target)	$18.21
Falcon Ridge Town Center Phase II	JVRRP	20%	CA	Riverside-San Bernardino-Ontario	67	13	100.0%		—	—	24 Hour Fitness	$28.13
Five Points Shopping Center	JVGRI	40%	CA	Santa Barbara-Santa Maria-Goleta	145	58	97.2%		—	35	Albertsons	$25.13
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	90	90	92.4%		—	55	Safeway	$19.04
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	99	99	94.1%		—	44	Stater Bros.	$23.99
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	147	147	100.0%		—	55	Ralphs	$30.98
Gateway 101			CA	San Francisco-Oakland-Fremont	92	92	100.0%		212	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$31.14
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	95.5%		—	38	Gelson's Markets	$17.57
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	242	242	98.1%		—	—	Lowe's	$6.54
Granada Village	JVGRI	40%	CA	Los Angeles-Long Beach-Santa Ana	226	90	97.4%		—	24	Sprout's Markets	$20.74
Hasley Canyon Village	JVUSAA	20%	CA	Los Angeles-Long Beach-Santa Ana	66	13	100.0%		—	52	Ralphs	$23.13
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	230	230	99.3%		—	44	Ralphs	$30.29
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	180	180	84.8%		236	94	(Home Depot), (WinCo), Toys R Us	$16.77
Jefferson Square			CA	Riverside-San Bernardino-Ontario	38	38	81.4%		—	14	Fresh & Easy	$17.42
Juanita Tate Marketplace			CA	Los Angeles-Long Beach-Santa Ana	77	77	74.0%		—	43	Northgate Market	$18.23
Laguna Niguel Plaza	JVGRI	40%	CA	Los Angeles-Long Beach-Santa Ana	42	17	96.7%		39	39	(Albertsons)	$24.65
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	113	113	100.0%		53	53	(Safeway)	$18.08
Marina Shores	JVC2	20%	CA	Los Angeles-Long Beach-Santa Ana	68	14	100.0%		—	26	Whole Foods	$32.54
Mariposa Shopping Center	JVGRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	100.0%		—	43	Safeway	$18.66
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	91	91	97.4%		—	43	Stater Bros.	$20.76
Navajo Shopping Center	JVGRI	40%	CA	San Diego-Carlsbad-San Marcos	102	41	93.9%		—	44	Albertsons	$12.80

Portfolio Summary Report By State
June 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	149	149	97.2%		—	58	Albertsons	$20.35
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	99.3%		—	44	Albertsons	$16.34
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	104	104	97.7%		—	40	Safeway	$18.33
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	95	95	88.2%		—	37	Von's Food & Drug	$22.79
Pleasant Hill Shopping Center	JVGRI	40%	CA	San Francisco-Oakland-Fremont	228	91	100.0%		—	—	Target, Toys "R" Us	$23.53
Point Loma Plaza	JVGRI	40%	CA	San Diego-Carlsbad-San Marcos	212	85	91.0%		—	50	Von's Food & Drug	$19.15
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	166	166	100.0%		—	10	Trader Joe's	$29.96
Raley's Supermarket	JVC2	20%	CA	Sacramento--Arden-Arcade--Roseville	63	13	100.0%		—	63	Raley's	$5.41
Rancho San Diego Village	JVGRI	40%	CA	San Diego-Carlsbad-San Marcos	153	61	87.6%		—	40	Von's Food & Drug	$19.85
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	52	52	100.0%		—	37	Superior Super Warehouse	$18.87
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	50	50	100.0%		38	38	(Safeway)	$31.71
Seal Beach	JVC	20%	CA	Los Angeles-Long Beach-Santa Ana	97	19	98.5%		—	48	Von's Food & Drug	$23.25
Sequoia Station			CA	San Francisco-Oakland-Fremont	103	103	100.0%		62	62	(Safeway)	$34.82
Silverado Plaza	JVGRI	40%	CA	Napa	85	34	100.0%		—	32	Nob Hill	$15.85
Snell & Branham Plaza	JVGRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	98.6%		—	53	Safeway	$16.91
South Bay Village			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	—	Orchard Supply Hardware	$20.21
Strawflower Village			CA	San Francisco-Oakland-Fremont	79	79	97.0%		—	34	Safeway	$18.66
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	146	146	97.2%		—	56	Safeway	$21.50
Twin Oaks Shopping Center	JVGRI	40%	CA	Los Angeles-Long Beach-Santa Ana	98	39	100.0%		—	41	Ralphs	$16.40
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	198	198	99.1%		—	45	Albertsons, Target	$18.15
Uptown District			CA	San Diego-Carlsbad-San Marcos	149	149	92.8%		—	52	Ralphs, Trader Joe's	$32.68
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	173	173	98.8%		—	35	Whole Foods, Kohl's	$23.40

Portfolio Summary Report By State
June 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	76	76	91.3%		—	43	Von's Food & Drug	$19.41
Vista Village Phase I	JVRRP	20%	CA	San Diego-Carlsbad-San Marcos	129	26	96.7%		165	—	Krikorian Theaters, (Lowe's)	$25.44
Vista Village Phase II	JVRRP	20%	CA	San Diego-Carlsbad-San Marcos	55	11	45.5%		—	25	Frazier Farms	$17.28
Vista Village IV			CA	San Diego-Carlsbad-San Marcos	11	11	45.5%		—	—	—	$40.76
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	98.4%		—	25	Safeway	$16.88
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	191	191	87.6%		—	72	Von's Food & Drug and Sprouts	$30.12
Westridge Village			CA	Los Angeles-Long Beach-Santa Ana	92	92	96.6%		—	51	Albertsons	$26.19
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	78	El Super	$14.17
Woodside Central			CA	San Francisco-Oakland-Fremont	81	81	100.0%		113	—	(Target)	$21.30
Ygnacio Plaza	JVGRI	40%	CA	San Francisco-Oakland-Fremont	110	44	100.0%		—	17	Fresh & Easy	$34.62
			CA		8,858	6,700	95.4%	95.9%	1,443	2,654
Applewood Shopping Center	JVGRI	40%	CO	Denver-Aurora	381	152	95.2%		—	71	King Soopers, Wal-Mart	$10.06
Arapahoe Village	JVGRI	40%	CO	Boulder	159	64	80.5%		—	44	Safeway	$16.78
Belleview Square			CO	Denver-Aurora	117	117	100.0%		—	65	King Soopers	$16.67
Boulevard Center			CO	Denver-Aurora	79	79	98.1%		53	53	(Safeway)	$25.01
Buckley Square			CO	Denver-Aurora	116	116	98.9%		—	62	King Soopers	$9.37
Centerplace of Greeley III Phase I			CO	Greeley	119	119	93.6%		—	—	Sports Authority	$13.60
Cherrywood Square	JVGRI	40%	CO	Denver-Aurora	97	39	98.4%		—	72	King Soopers	$9.19
Crossroads Commons	JVC	20%	CO	Boulder	143	29	98.7%		—	66	Whole Foods	$25.11
Falcon Marketplace			CO	Colorado Springs	22	22	78.7%		184	50	(Wal-Mart Supercenter)	$20.45
Hilltop Village			CO	Denver-Aurora	100	100	93.8%		—	66	King Soopers	$8.75
Kent Place			CO	Denver-Aurora	48	48	100.0%		—	30	King Soopers	$19.09
Littleton Square			CO	Denver-Aurora	94	94	79.5%		—	50	King Soopers	$12.38
Lloyd King Center			CO	Denver-Aurora	83	83	96.9%		—	61	King Soopers	$11.35
Marketplace at Briargate			CO	Colorado Springs	29	29	96.3%		66	66	(King Soopers)	$26.37
Monument Jackson Creek			CO	Colorado Springs	85	85	98.4%		—	70	King Soopers	$10.73
Ralston Square Shopping Center	JVGRI	40%	CO	Denver-Aurora	83	33	93.7%		—	55	King Soopers	$9.43
Shops at Quail Creek			CO	Denver-Aurora	38	38	100.0%		100	100	(King Soopers)	$24.18
South Lowry Square			CO	Denver-Aurora	120	120	93.9%		—	63	Safeway	$7.41

Portfolio Summary Report By State
June 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Stroh Ranch			CO	Denver-Aurora	93	93	96.8%		—	70	King Soopers	$11.89
Woodmen Plaza			CO	Colorado Springs	116	116	92.4%		—	70	King Soopers	$12.27
			CO		2,123	1,577	94.4%	94.4%	403	1,183
Corbin's Corner	JVGRI	40%	CT	Hartford-West Hartford-East Hartford	180	72	99.8%		—	10	Trader Joe's	$26.41
			CT		180	72	99.8%	99.8%	—	10
Shops at The Columbia	JVRC	25%	DC	Washington-Arlington-Alexandria	23	6	100.0%		—	12	Trader Joe's	$36.53
Spring Valley Shopping Center	JVGRI	40%	DC	Washington-Arlington-Alexandria	17	7	100.0%		—	—	—	$82.39
			DC		40	12	100.0%	100.0%	—	12
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	94.6%		—	49	Acme Markets, K-Mart	$13.29
Shoppes of Graylyn	JVGRI	40%	DE	Philadelphia-Camden-Wilmington	67	27	100.0%		—	—	—	$21.39
White Oak - Dover, DE			DE	Dover	11	11	100.0%		—	—	—	$32.73
			DE		309	269	95.3%	95.3%	—	49
Anastasia Plaza			FL	Jacksonville	102	102	95.1%		—	49	Publix	$11.66
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	103	103	73.7%		—	36	Publix	$18.86
Berkshire Commons			FL	Naples-Marco Island	110	110	97.8%		—	66	Publix	$13.42
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	268	268	98.9%		—	40	Publix, Wal-Mart, Bealls	$9.14
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	112	112	89.6%		—	46	Publix	$14.58
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	11	11	87.9%		98	—	(Kohl's)	$43.91
Canopy Oak Center	JVO	50%	FL	Ocala	90	45	88.7%		—	54	Publix	$18.80
Carriage Gate			FL	Tallahassee	77	77	80.3%		—	13	—	$18.81
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	157	157	87.5%		—	54	Publix	$22.12
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	95.6%		—	51	Publix	$12.54
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.33
East Towne Center			FL	Orlando	70	70	90.0%		—	45	Publix	$13.34

Portfolio Summary Report By State
June 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Five Points Plaza	JVRC	25%	FL	Miami-Fort Lauderdale-Miami Beach	45	11	100.0%		—	28	Publix	$17.47
Fleming Island			FL	Jacksonville	137	137	79.6%		130	48	Publix, (Target)	$14.96
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	90	90	92.2%		—	42	Publix	$15.07
Grande Oak			FL	Cape Coral-Fort Myers	79	79	94.9%		—	54	Publix	$13.81
Hibernia Pavilion			FL	Jacksonville	51	51	97.4%		—	39	Publix	$17.13
Hibernia Plaza			FL	Jacksonville	8	8	16.7%		—	—	—	$9.00
Island Crossing	JVC2	20%	FL	Port St. Lucie-Fort Pierce	58	12	97.6%		—	48	Publix	$10.08
John's Creek Center	JVC2	20%	FL	Jacksonville	75	15	82.3%		—	45	Publix	$13.34
Julington Village	JVC	20%	FL	Jacksonville	82	16	100.0%		—	51	Publix	$14.25
Kings Crossing Sun City			FL	Tampa-St. Petersburg-Clearwater	75	75	97.1%		—	51	Publix	$12.19
Lynnhaven	JVO	50%	FL	Panama City-Lynn Haven	64	32	100.0%		—	44	Publix	$12.37
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	90	90	78.4%		—	—	LA Fitness	$17.94
Millhopper Shopping Center			FL	Gainesville	80	80	86.6%		—	46	Publix	$16.17
Naples Walk Shopping Center			FL	Naples-Marco Island	125	125	82.5%		—	51	Publix	$14.51
Newberry Square			FL	Gainesville	181	181	90.6%		—	40	Publix, K-Mart	$7.78
Nocatee Town Center			FL	Jacksonville	70	70	100.0%		—	54	Publix	$13.96
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	100.0%		—	48	Publix	$13.18
Oakleaf Commons			FL	Jacksonville	74	74	86.7%		—	46	Publix	$13.37
Ocala Corners			FL	Tallahassee	87	87	100.0%		—	61	Publix	$14.02
Old St Augustine Plaza			FL	Jacksonville	232	232	93.5%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$7.79
Pebblebrook Plaza	JVO	50%	FL	Naples-Marco Island	77	38	100.0%		—	61	Publix	$13.86
Pine Tree Plaza			FL	Jacksonville	63	63	97.8%		—	38	Publix	$12.85
Plantation Plaza	JVC2	20%	FL	Jacksonville	78	16	88.0%		—	45	Publix	$15.06
Regency Square			FL	Tampa-St. Petersburg-Clearwater	350	350	96.3%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$14.88
Seminole Shoppes			FL	Jacksonville	73	73	98.1%		—	54	Publix	$20.65
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	108	108	96.7%		—	46	Winn-Dixie	$15.88

Portfolio Summary Report By State
June 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Shoppes at Bartram Park	JVO	50%	FL	Jacksonville	126	63	95.7%		97	45	Publix, (Kohl's)	$16.93
Shops at John's Creek			FL	Jacksonville	15	15	91.6%		—	—	—	$16.73
Starke			FL	None	13	13	100.0%		—	—	—	$24.65
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	90.8%		143	—	Kohl's, (Target)	$5.77
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%		—	—	—	$27.13
Village Center			FL	Tampa-St. Petersburg-Clearwater	181	181	84.8%		—	36	Publix	$20.20
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	91.7%		—	47	Publix	$11.27
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	107	107	95.5%		—	45	Publix	$19.91
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	95.2%		—	51	Publix	$14.00
Willa Springs	JVUSAA	20%	FL	Orlando	90	18	95.0%		—	44	Publix	$17.23
			FL		4,731	4,213	92.2%	92.2%	597	1,878
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	53	53	98.1%		—	—	—	$18.43
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	39	39	100.0%		—	—	—	$18.53
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	190	190	93.5%		—	43	Publix	$14.73
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	48	48	100.0%		—	—	—	$15.76
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	71	71	100.0%		—	41	Kroger	$13.72
Cornerstone Square			GA	Atlanta-Sandy Springs-Marietta	80	80	95.7%		—	18	Aldi	$14.66
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	101	101	78.7%		—	45	Publix	$13.56
Dunwoody Hall	JVUSAA	20%	GA	Atlanta-Sandy Springs-Marietta	86	17	100.0%		—	44	Publix	$17.39
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	121	121	93.9%		—	18	Fresh Market	$17.54
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	92	92	93.3%		—	31	Publix	$17.58
King Plaza	JVC2	20%	GA	Atlanta-Sandy Springs-Marietta	81	16	88.6%		—	51	Publix	$11.89

Portfolio Summary Report By State
June 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	137	137	91.6%		—	—	—	$19.30
Lost Mountain Crossing	JVC2	20%	GA	Atlanta-Sandy Springs-Marietta	73	15	93.0%		—	48	Publix	$12.14
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	62	62	89.5%		—	—	—	$30.79
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	98	98	100.0%		—	—	—	$25.98
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	79	79	100.0%		—	48	Publix	$11.90
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	99	99	91.4%		—	63	Kroger	$12.10
Sandy Springs			GA	Atlanta-Sandy Springs-Marietta	116	116	96.6%		—	12	—	$19.38
			GA		1,626	1,434	94.1%	94.1%	—	464
Civic Center Plaza	JVGRI	40%	IL	Chicago-Naperville-Joliet	265	106	98.9%		—	87	Super H Mart, Home Depot	$10.80
Geneva Crossing	JVC	20%	IL	Chicago-Naperville-Joliet	123	25	98.8%		—	72	Dominick's	$14.08
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	63	63	100.0%		—	12	Trader Joe's	$21.83
Hinsdale			IL	Chicago-Naperville-Joliet	179	179	95.1%		—	70	Dominick's	$12.99
McHenry Commons Shopping Center	JVGRI	40%	IL	Chicago-Naperville-Joliet	99	40	92.6%		—	—	Hobby Lobby	$7.29
Riverside Sq & River's Edge	JVGRI	40%	IL	Chicago-Naperville-Joliet	169	68	96.5%		—	74	Dominick's	$14.92
Roscoe Square	JVGRI	40%	IL	Chicago-Naperville-Joliet	140	56	94.9%		—	51	Mariano's	$18.63
Shorewood Crossing	JVC	20%	IL	Chicago-Naperville-Joliet	88	18	93.4%		—	66	Dominick's	$14.25
Shorewood Crossing II	JVC2	20%	IL	Chicago-Naperville-Joliet	86	17	100.0%		—	—	—	$13.57
Stonebrook Plaza Shopping Center	JVGRI	40%	IL	Chicago-Naperville-Joliet	96	38	94.3%		—	63	Dominick's	$11.55
Westbrook Commons			IL	Chicago-Naperville-Joliet	124	124	91.3%		—	51	Dominick's	$10.97
Willow Festival			IL	Chicago-Naperville-Joliet	404	404	99.5%		—	60	Whole Foods, Lowe's	$16.42
			IL		1,837	1,137	97.0%	97.0%	—	607
Airport Crossing			IN	Chicago-Naperville-Joliet	12	12	88.6%		90	—	(Kohl's)	$17.38

Portfolio Summary Report By State
June 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Augusta Center			IN	Chicago-Naperville-Joliet	15	15	90.1%		214	—	(Menards)	$22.07
Greenwood Springs			IN	Indianapolis	28	28	100.0%		266	50	(Gander Mountain), (Wal-Mart Supercenter)	$15.06
Shops on Main			IN	Chicago-Naperville-Joliet	155	155	75.9%		—	—	Gordmans	$11.05
Willow Lake Shopping Center	JVGRI	40%	IN	Indianapolis	86	34	92.4%		64	64	(Kroger)	$16.38
Willow Lake West Shopping Center	JVGRI	40%	IN	Indianapolis	53	21	91.2%		—	12	Trader Joe's	$23.36
			IN		348	265	83.1%	93.4%	634	126
Walton Towne Center			KY	Cincinnati-Middletown	23	23	100.0%		116	116	(Kroger)	$17.41
			KY		23	23	100.0%	100.0%	116	116
Shops at Saugus			MA	Boston-Cambridge-Quincy	87	87	94.4%		—	11	Trader Joe's	$27.16
Speedway Plaza	JVC2	20%	MA	Worcester	179	36	93.7%		—	60	Stop & Shop, Burlington Coat Factory	$9.87
Twin City Plaza			MA	Boston-Cambridge-Quincy	270	270	94.6%		—	63	Shaw's, Marshall's	$16.81
			MA		536	393	94.5%	94.5%	—	133
Bowie Plaza	JVGRI	40%	MD	Washington-Arlington-Alexandria	103	41	96.1%		—	—	—	$18.14
Clinton Park	JVC	20%	MD	Washington-Arlington-Alexandria	206	41	95.6%		49	43	Giant Food, Sears, (Toys "R" Us)	$9.78
Cloppers Mill Village	JVGRI	40%	MD	Washington-Arlington-Alexandria	137	55	86.6%		—	70	Shoppers Food Warehouse	$17.53
Festival at Woodholme	JVGRI	40%	MD	Baltimore-Towson	81	32	95.3%		—	10	Trader Joe's	$36.02
Firstfield Shopping Center	JVGRI	40%	MD	Washington-Arlington-Alexandria	22	9	75.4%		—	—	—	$38.83
Goshen Plaza	JVGRI	40%	MD	Washington-Arlington-Alexandria	43	17	81.3%		—	—	—	$20.09
King Farm Village Center	JVRC	25%	MD	Washington-Arlington-Alexandria	118	30	92.0%		—	54	Safeway	$24.57
Parkville Shopping Center	JVGRI	40%	MD	Baltimore-Towson	162	65	98.6%		—	41	Giant Food	$14.56
Southside Marketplace	JVGRI	40%	MD	Baltimore-Towson	125	50	96.1%		—	44	Shoppers Food Warehouse	$16.78
Takoma Park	JVGRI	40%	MD	Washington-Arlington-Alexandria	104	42	100.0%		—	64	Shoppers Food Warehouse	$11.66
Valley Centre	JVGRI	40%	MD	Baltimore-Towson	220	88	100.0%		—	—	—	$15.00
Village at Lee Airpark			MD	Baltimore-Towson	88	88	100.0%		75	63	Giant Food, (Sunrise)	$16.43
Watkins Park Plaza	JVGRI	40%	MD	Washington-Arlington-Alexandria	111	44	96.0%		—	—	Safeway	$22.94

Portfolio Summary Report By State
June 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Woodmoor Shopping Center	JVGRI	40%	MD	Washington-Arlington-Alexandria	69	28	96.9%		—	—	—	$25.82
			MD		1,589	629	95.9%	95.9%	124	389
Fenton Marketplace			MI	Flint	97	97	41.9%		—	—	—	$18.56
State Street Crossing			MI	Ann Arbor	21	21	100.0%		147	—	(Wal-Mart)	$18.26
			MI		118	118	52.2%	52.2%	147	—
Brentwood Plaza			MO	St. Louis	60	60	100.0%		—	52	Schnucks	$9.84
Bridgeton			MO	St. Louis	71	71	97.3%		130	63	Schnucks, (Home Depot)	$11.81
Dardenne Crossing			MO	St. Louis	67	67	100.0%		—	63	Schnucks	$10.86
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe's)	$9.73
			MO		408	408	99.5%	99.5%	388	179
Apple Valley Square	JVRC	25%	MN	Minneapolis-St. Paul-Bloomington	185	46	95.2%		87	62	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$11.43
Calhoun Commons	JVRC	25%	MN	Minneapolis-St. Paul-Bloomington	66	17	100.0%		—	50	Whole Foods	$22.10
Colonial Square	JVGRI	40%	MN	Minneapolis-St. Paul-Bloomington	93	37	100.0%		—	44	Lund's	$17.91
Rockford Road Plaza	JVGRI	40%	MN	Minneapolis-St. Paul-Bloomington	207	83	95.2%		—	66	Rainbow Foods	$11.13
Rockridge Center	JVC2	20%	MN	Minneapolis-St. Paul-Bloomington	125	25	97.7%		—	89	Cub Foods	$11.99
			MN		677	208	96.7%	96.7%	87	311
Cameron Village	JVCCV	30%	NC	Raleigh-Cary	553	166	98.5%		—	87	Harris Teeter, Fresh Market	$18.04
Carmel Commons			NC	Charlotte-Gastonia-Concord	133	133	94.1%		—	14	Fresh Market	$17.66
Cochran Commons	JVC2	20%	NC	Charlotte-Gastonia-Concord	66	13	97.4%		—	42	Harris Teeter	$15.22
Colonnade Center			NC	Raleigh-Cary	58	58	100.0%		—	40	Whole Foods	$26.18
Erwin Square			NC	Durham	90	90	77.9%		—	53	Harris Teeter	$12.99
Glenwood Village			NC	Raleigh-Cary	43	43	96.8%		—	28	Harris Teeter	$13.97
Harris Crossing			NC	Raleigh-Cary	65	65	92.9%		—	53	Harris Teeter	$8.62
Lake Pine Plaza			NC	Raleigh-Cary	88	88	95.2%		—	58	Kroger	$11.60
Maynard Crossing	JVUSAA	20%	NC	Raleigh-Cary	123	25	89.3%		—	56	Kroger	$14.32
Phillips Place	JVO	50%	NC	Charlotte-Gastonia-Concord	133	67	99.3%		—	—	—	$29.53
Providence Commons	JVRC	25%	NC	Charlotte-Gastonia-Concord	77	19	100.0%		—	50	Harris Teeter	$16.81
Middle Creek Commons			NC	Raleigh-Cary	74	74	96.7%		—	49	Lowes Foods	$14.84

Portfolio Summary Report By State
June 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Shoppes of Kildaire	JVGRI	40%	NC	Raleigh-Cary	145	58	98.2%		—	19	Trader Joe's	$16.29
Southpoint Crossing			NC	Durham	103	103	87.8%		—	59	Kroger	$14.97
Sutton Square	JVC2	20%	NC	Raleigh-Cary	101	20	98.7%		—	24	Fresh Market	$16.21
Village Plaza	JVC2	20%	NC	Durham-Chapel Hill	78	16	95.3%		—	42	Whole Foods	$16.03
Woodcroft Shopping Center			NC	Durham	90	90	97.2%		—	41	Food Lion	$11.85
			NC		2,019	1,126	94.4%	95.8%	—	715
Plaza Square	JVGRI	40%	NJ	New York-Northern New Jersey-Long Island	104	42	95.3%		—	60	Shop Rite	$21.75
Haddon Commons	JVGRI	40%	NJ	Philadelphia-Camden-Wilmington	53	21	87.7%		—	34	Acme Markets	$6.35
			NJ		157	63	92.7%	92.7%	—	94
Lake Grove Commons	JVGRI	40%	NY	New York-Northern New Jersey-Long Island	141	57	100.0%			48	Whole Foods, LA Fitness	$29.68
			NY		141	57	100.0%	100.0%	—	48
Beckett Commons			OH	Cincinnati-Middletown	121	121	100.0%		—	71	Kroger	$11.03
Cherry Grove			OH	Cincinnati-Middletown	196	196	97.9%		—	66	Kroger	$10.54
East Pointe			OH	Columbus	87	87	96.8%		—	59	Kroger	$10.37
Hyde Park			OH	Cincinnati-Middletown	397	397	96.8%		—	169	Kroger, Biggs	$14.24
Indian Springs Market Center	JVRRP	20%	OH	Cincinnati-Middletown	141	28	100.0%		203	—	Kohl's, (Wal-Mart Supercenter)	$5.34
Kroger New Albany Center			OH	Columbus	93	93	100.0%		—	65	Kroger	$12.84
Maxtown Road (Northgate)			OH	Columbus	85	85	100.0%		90	62	Kroger, (Home Depot)	$11.00
Red Bank Village			OH	Cincinnati-Middletown	164	164	98.8%		—	—	Wal-Mart	$6.25
Regency Commons			OH	Cincinnati-Middletown	31	31	94.5%		—	—	—	$21.89
Sycamore Crossing & Sycamore Plaza	JVRRP	20%	OH	Cincinnati-Middletown	391	78	86.6%		—	26	Fresh Market, Macy's Furniture Gallery, Toys 'R Us, Dick's Sporting Goods	$17.32
Westchester Plaza			OH	Cincinnati-Middletown	88	88	93.8%		—	67	Kroger	$9.46
Windmiller Plaza Phase I			OH	Columbus	140	140	98.5%		—	101	Kroger	$8.90
			OH		1,934	1,509	97.3%	97.3%	293	686
Corvallis Market Center			OR	Corvallis	85	85	100.0%		—	12	Trader Joe's	$19.17
Greenway Town Center	JVGRI	40%	OR	Portland-Vancouver-Beaverton	93	37	94.8%		—	38	Lamb's Thriftway	$14.53

Portfolio Summary Report By State
June 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	149	149	81.7%		—	41	Safeway	$16.11
Northgate Marketplace			OR	Medford	81	81	98.8%		—	13	Trader Joe's	$20.90
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	88	88	92.6%		—	55	Safeway	$10.34
Sherwood Market Center			OR	Portland-Vancouver-Beaverton	124	124	93.5%		—	50	Albertsons	$17.71
Sunnyside 205			OR	Portland-Vancouver-Beaverton	54	54	80.4%		—	—	—	$25.43
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	71	71	100.0%		—	57	Whole Foods	$27.34
Walker Center			OR	Portland-Vancouver-Beaverton	90	90	94.0%		—	—	Bed Bath and Beyond	$19.07
			OR		834	778	92.2%	92.2%	—	265
Allen Street Shopping Center	JVGRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%		—	22	Ahart's Market	$13.81
City Avenue Shopping Center	JVGRI	40%	PA	Philadelphia-Camden-Wilmington	159	64	78.6%		—	—	—	$18.54
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	214	214	96.1%		—	11	Trader Joe's	$25.65
Hershey			PA	Harrisburg-Carlisle	6	6	100.0%		—	—	—	$30.41
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	15	15	100.0%		—	—	—	$30.36
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	98.2%		244	111	(Wegmans), (Target), Sports Authority	$25.25
Mercer Square Shopping Center	JVGRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	96.7%		—	51	Wies Markets	$20.83
Newtown Square Shopping Center	JVGRI	40%	PA	Philadelphia-Camden-Wilmington	141	56	98.3%		—	56	Acme Markets	$15.24
Silver Spring Square	JVRRP	20%	PA	Harrisburg-Carlisle	314	63	100.0%		139	126	Wegmans, (Target)	$17.66
Stefko Boulevard Shopping Center	JVGRI	40%	PA	Allentown-Bethlehem-Easton	134	54	88.3%		—	73	Valley Farm Market	$7.33
Warwick Square Shopping Center	JVGRI	40%	PA	Philadelphia-Camden-Wilmington	90	36	95.1%		—	51	Giant Food	$18.95
			PA		1,301	653	94.8%	94.8%	384	501
Buckwalter Village			SC	Hilton Head Island-Beaufort	60	60	100.0%		—	46	Publix	$14.49
Merchants Village	JVGRI	40%	SC	Charleston-North Charleston	80	32	98.5%		—	38	Publix	$14.43
Orangeburg			SC	Charleston-North Charleston	15	15	100.0%		—	—	—	$23.01

Portfolio Summary Report By State
June 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Queensborough Shopping Center	JVO	50%	SC	Charleston-North Charleston	82	41	98.2%		—	66	Publix	$9.90
Surfside Beach Commons	JVC2	20%	SC	Myrtle Beach-Conway-North Myrtle Beach	60	12	97.8%		—	47	Bi-Lo	$11.84
			SC		296	159	99.1%	99.1%	—	196
Dickson Tn			TN	Nashville-Davidson--Murfreesboro	11	11	100.0%		—	—	—	$20.35
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	70	70	100.0%		—	55	Publix	$14.07
Lebanon Center			TN	Nashville-Davidson--Murfreesboro	64	64	94.0%		—	46	Publix	$12.27
Northlake Village			TN	Nashville-Davidson--Murfreesboro	138	138	92.2%		—	75	Kroger	$12.50
Peartree Village			TN	Nashville-Davidson--Murfreesboro	110	110	100.0%		—	61	Harris Teeter	$18.09
			TN		392	392	96.3%	96.3%	—	236
Alden Bridge	JVUSAA	20%	TX	Houston-Baytown-Sugar Land	139	28	97.7%		—	68	Kroger	$18.41
Bethany Park Place	JVUSAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	98.0%		—	83	Kroger	$11.25
Cochran's Crossing			TX	Houston-Baytown-Sugar Land	138	138	98.8%		—	63	Kroger	$16.73
Hancock			TX	Austin-Round Rock	410	410	98.2%		—	90	H.E.B., Sears	$14.06
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	93.6%		81	81	(Kroger)	$23.94
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%		—	—	—	$44.40
Indian Springs Center	JVO	50%	TX	Houston-Baytown-Sugar Land	137	68	100.0%		—	79	H.E.B.	$19.95
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	88.6%		—	64	Tom Thumb	$14.44
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	96.2%		63	63	(Wal-Mart)	$22.57
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%		—	64	Tom Thumb	$19.40
Market at Round Rock			TX	Austin-Round Rock	123	123	88.3%		—	30	Sprout's Markets	$17.35
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	91.4%		—	49	Tom Thumb	$16.92
North Hills			TX	Austin-Round Rock	144	144	98.4%		—	60	H.E.B.	$20.91
Panther Creek			TX	Houston-Baytown-Sugar Land	166	166	99.5%		—	66	Randall's Food	$17.36

Portfolio Summary Report By State
June 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	98.5%		—	64	Kroger	$13.48
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	—%		—	30	H.E.B. Central Market	$28.32
Rockwall Town Center			TX	Dallas-Fort Worth-Arlington	46	46	91.3%		74	74	(Kroger)	$24.37
Shiloh Springs	JVUSAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	92.8%		—	61	Kroger	$14.12
Signature Plaza			TX	Dallas-Fort Worth-Arlington	32	32	72.3%		62	62	(Kroger)	$21.43
Southpark at Cinco Ranch			TX	Houston-Baytown-Sugar Land	243	243	93.4%		—	101	Kroger, Academy	$9.89
Sterling Ridge			TX	Houston-Baytown-Sugar Land	129	129	100.0%		—	63	Kroger	$18.96
Sweetwater Plaza	JVC	20%	TX	Houston-Baytown-Sugar Land	134	27	94.5%		—	65	Kroger	$16.08
Tech Ridge Center			TX	Austin-Round Rock	187	187	93.3%		—	84	H.E.B.	$20.11
Weslayan Plaza East	JVGRI	40%	TX	Houston-Baytown-Sugar Land	170	68	100.0%		—	—	—	$15.88
Weslayan Plaza West	JVGRI	40%	TX	Houston-Baytown-Sugar Land	186	74	98.4%		—	52	Randall's Food	$17.12
Westwood Village			TX	Houston-Baytown-Sugar Land	184	184	95.9%		127	—	(Target)	$17.51
Woodway Collection	JVGRI	40%	TX	Houston-Baytown-Sugar Land	104	42	45.5%		—	57	—	$26.58
			TX		3,511	2,781	94.7%	94.8%	407	1,574
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	92	92	100.0%		—	49	Giant Food	$22.77
Ashburn Farm Village Center	JVGRI	40%	VA	Washington-Arlington-Alexandria	89	36	100.0%		—	57	Shoppers Food Warehouse	$15.39
Braemar Shopping Center	JVRC	25%	VA	Washington-Arlington-Alexandria	96	24	96.9%		—	58	Safeway	$19.16
Centre Ridge Marketplace	JVGRI	40%	VA	Washington-Arlington-Alexandria	104	42	98.8%		—	55	Shoppers Food Warehouse	$17.32
Cheshire Station			VA	Washington-Arlington-Alexandria	97	97	98.8%		—	55	Safeway	$17.41
Culpeper Colonnade			VA	Culpeper	132	132	94.0%		127	70	Martin's, (Target)	$15.10
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	76	76	89.2%		—	—	—	$13.45
Festival at Manchester Lakes	JVGRI	40%	VA	Washington-Arlington-Alexandria	165	66	99.3%		—	65	Shoppers Food Warehouse	$23.76

Portfolio Summary Report By State
June 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Fortuna Center Plaza	JVRRP	20%	VA	Washington-Arlington-Alexandria	105	21	100.0%		124	67	Shoppers Food Warehouse, (Target)	$15.25
Fox Mill Shopping Center	JVGRI	40%	VA	Washington-Arlington-Alexandria	103	41	100.0%		—	50	Giant Food	$21.38
Gayton Crossing	JVGRI	40%	VA	Richmond	157	63	87.4%		55	38	Martin's, (Kroger)	$13.76
Greenbriar Town Center	JVGRI	40%	VA	Washington-Arlington-Alexandria	340	136	96.7%		—	62	Giant Food	$23.06
Hanover Village Shopping Center	JVGRI	40%	VA	Richmond	88	35	83.8%		—	—	—	$8.15
Hollymead Town Center	JVC2	20%	VA	Charlottesville	154	31	95.0%		143	61	Harris Teeter, (Target)	$21.93
Kamp Washington Shopping Center	JVGRI	40%	VA	Washington-Arlington-Alexandria	72	29	96.2%		—	—	—	$33.29
Kings Park Shopping Center	JVGRI	40%	VA	Washington-Arlington-Alexandria	74	30	95.6%		—	28	Giant Food	$24.91
Lorton Station Marketplace	JVC2	20%	VA	Washington-Arlington-Alexandria	132	26	100.0%		—	63	Shoppers Food Warehouse	$20.44
Lorton Town Center	JVC2	20%	VA	Washington-Arlington-Alexandria	52	10	91.6%		—	—	—	$23.64
Market at Opitz Crossing			VA	Washington-Arlington-Alexandria	150	150	76.6%		—	52	Safeway	$13.54
Saratoga Shopping Center	JVGRI	40%	VA	Washington-Arlington-Alexandria	113	45	100.0%		—	56	Giant Food	$17.81
Shops at County Center			VA	Washington-Arlington-Alexandria	97	97	93.8%		—	52	Harris Teeter	$20.19
Shops at Stonewall			VA	Washington-Arlington-Alexandria	308	308	100.0%		—	140	Wegmans, Dick's Sporting Goods	$15.58
Signal Hill	JVC2	20%	VA	Washington-Arlington-Alexandria	95	19	100.0%		—	67	Shoppers Food Warehouse	$20.56
Town Center at Sterling Shopping Center	JVGRI	40%	VA	Washington-Arlington-Alexandria	187	75	98.2%		—	47	Giant Food	$18.13
Tysons CVS	JVO	50%	VA	Washington-Arlington-Alexandria	13	6	100.0%		—	—	—	$95.35
Village Center at Dulles	JVC	20%	VA	Washington-Arlington-Alexandria	298	60	92.1%		—	48	Shoppers Food Warehouse, Gold's Gym	$24.30
Village Shopping Center	JVGRI	40%	VA	Richmond	111	44	96.7%		—	45	Martin's	$20.78
Willston Centre I	JVGRI	40%	VA	Washington-Arlington-Alexandria	105	42	87.9%		—	—	—	$25.18
Willston Centre II	JVGRI	40%	VA	Washington-Arlington-Alexandria	136	54	98.6%		141	59	Safeway, (Target)	$21.78
			VA		3,740	1,886	94.9%	94.9%	589	1,344
Aurora Marketplace	JVGRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	96.3%		—	49	Safeway	$15.29

Portfolio Summary Report By State
June 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Cascade Plaza	JVC	20%	WA	Seattle-Tacoma-Bellevue	211	42	86.6%		—	49	Safeway	$11.45
Eastgate Plaza	JVGRI	40%	WA	Seattle-Tacoma-Bellevue	78	31	95.8%		—	29	Albertsons	$23.00
Grand Ridge			WA	Seattle-Tacoma-Bellevue	325	325	95.2%		—	45	Safeway, Regal Cinemas	$21.73
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%		—	—	—	$32.52
Orchards Market Center I	JVRRP	20%	WA	Portland-Vancouver-Beaverton	101	20	100.0%		—	—	Wholesale Sports	$13.35
Orchards Market Center II			WA	Portland-Vancouver-Beaverton	77	77	93.7%		—	—	LA Fitness	$18.08
Overlake Fashion Plaza	JVGRI	40%	WA	Seattle-Tacoma-Bellevue	81	32	94.5%		230	—	(Sears)	$24.19
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	99.1%		—	41	Quality Foods	$20.88
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	99.5%		55	55	(Safeway)	$25.08
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	86.2%		112	—	(Target)	$26.77
			WA		1,260	851	95.3%	95.3%	397	268
Racine Centre Shopping Center	JVGRI	40%	WI	Racine	136	54	93.5%		—	51	Piggly Wiggly	$7.49
Whitnall Square Shopping Center	JVGRI	40%	WI	Milwaukee-Waukesha-West Allis	133	53	92.8%		—	69	Pick 'N' Save	$7.89
			WI		269	108	93.2%	93.2%	—	120

Regency Centers Total					39,843	28,261	94.3%	94.6%	6,009	14,312

Portfolio Summary Report by State
March 31, 2013
(in thousands)

(1) Major Tenants are the grocer anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.

JVC:		Co-investment Partnership with Oregon
JVC2:		Co-investment Partnership with Oregon
JVCCV:		Co-investment Partnership with Oregon
JVGRI:		Co-investment Partnership with GRI
JVO:	Other, single property Co-investment Partnerships
JVRC:		Co-investment Partnership with CalSTRS
JVRRP:		Regency Retail Partners (closed-end fund)
JVUSAA:		Co-investment Partnership with USAA

Properties managed by Regency, but not owned
Powers Ferry Kroger	GA	Atlanta-Sandy Springs-Marietta	46
Woodstock Crossing	GA	Atlanta-Sandy Springs-Marietta	66
Centennial Crossroads Plaza	NV	Las Vegas-Paradise	99
Total square footage managed by Regency, but not owned			211

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships
June 30, 2013
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Publix	1,939	6.9%	$19,800	4.4%	51	16
Kroger	2,138	7.6%	19,775	4.4%	41	12
Safeway	1,502	5.3%	14,083	3.1%	44	20
TJX Companies	689	2.4%	8,689	1.9%	30	10
CVS	516	1.8%	8,586	1.9%	47	22
Albertsons	496	1.8%	6,432	1.4%	13	5
PETCO	287	1.0%	6,018	1.3%	38	17
Whole Foods	252	0.9%	5,615	1.2%	9	5
Ahold	361	1.3%	5,134	1.1%	13	10
Walgreens	135	0.5%	4,921	1.1%	12	4
H.E.B.	305	1.1%	4,773	1.1%	5	1
Ross Dress For Less	268	0.9%	4,282	0.9%	16	10
JPMorgan Chase Bank	71	0.3%	4,099	0.9%	29	6
Trader Joe's	138	0.5%	3,705	0.8%	15	5
Starbucks	94	0.3%	3,586	0.8%	79	32
Wells Fargo Bank	76	0.3%	3,465	0.8%	37	21
Harris Teeter	301	1.1%	3,446	0.8%	9	4
Sears Holdings	412	1.5%	3,315	0.7%	7	1
Bank of America	70	0.2%	3,209	0.7%	25	12
Rite Aid	203	0.7%	3,146	0.7%	23	14
SUPERVALU	279	1.0%	3,127	0.7%	12	11
Sports Authority	141	0.5%	3,063	0.7%	4	1
Wal-Mart	466	1.6%	3,026	0.7%	5	1
Subway	95	0.3%	2,908	0.6%	107	49
Target	350	1.2%	2,884	0.6%	4	2
Top 25 Tenants	11,584	41.0%	$151,087	33.4%	675	291
Fuel Pad base rent (below) is included in the respective grocer's annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent
Safeway Total	$204
Kroger Total	$45

GLA owned and occupied by the anchor not included above:		# of Retailer-Owned Stores	# of Stores including Tenant-Owned
Target	1,256	13	17
Wal-Mart	638	5	10
Kroger	525	7	48
Safeway	314	6	50
Sears Holdings	92	1	8
Albertsons	82	2	15
Publix	63	1	52
	2,971

Tenant Lease Expirations
June 30, 2013
(in thousands)

All Tenants
	Regency's Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R
(1)	221	0.9%	$5,048	1.1%	$22.79
2013	689	2.7%	13,960	3.1%	20.25
2014	2,700	10.4%	50,847	11.2%	18.84
2015	2,386	9.2%	49,592	11.0%	20.78
2016	2,812	10.8%	50,032	11.1%	17.79
2017	3,384	13.1%	65,989	14.6%	19.50
2018	2,386	9.2%	42,614	9.4%	17.86
2019	1,426	5.5%	22,892	5.1%	16.05
2020	1,357	5.2%	20,798	4.6%	15.32
2021	1,223	4.7%	19,600	4.3%	16.02
2022	1,726	6.7%	26,621	5.9%	15.42
10 Year Total	20,310	78.3%	367,994	81.3%	18.12
Thereafter	5,618	21.7%	84,613	18.7%	15.06
	25,928	100.0%	$452,607	100.0%	$17.46

Anchor Tenants (3)
	Regency's Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R
(1)	—	—%	$—	—%	$—
2013	97	0.7%	281	0.2%	2.91
2014	973	6.9%	8,784	5.6%	9.02
2015	684	4.8%	6,723	4.3%	9.83
2016	1,163	8.2%	9,488	6.1%	8.16
2017	1,457	10.3%	16,657	10.6%	11.44
2018	1,214	8.6%	12,528	8.0%	10.32
2019	991	7.0%	12,697	8.1%	12.81
2020	987	7.0%	11,704	7.5%	11.86
2021	758	5.4%	7,323	4.7%	9.66
2022	1,111	7.9%	12,129	7.7%	10.91
10 Year Total	9,435	66.8%	98,315	62.8%	10.42
Thereafter	4,679	33.2%	58,286	37.2%	12.46
	14,114	100.0%	$156,601	100.0%	$11.10

Reflects in place leases as of June 30, 2013, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3) Anchor tenants represent any tenant at least 20,000 square feet.

Tenant Lease Expirations
June 30, 2013
(in thousands)

Inline Tenants
	Regency's Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R
(1)	221	1.9%	$5,048	1.7%	$22.79
2013	593	5.0%	13,679	4.6%	23.07
2014	1,726	14.6%	42,063	14.2%	24.37
2015	1,702	14.4%	42,869	14.5%	25.19
2016	1,649	14.0%	40,544	13.7%	24.59
2017	1,927	16.3%	49,332	16.7%	25.60
2018	1,172	9.9%	30,086	10.2%	25.67
2019	435	3.7%	10,196	3.4%	23.45
2020	371	3.1%	9,094	3.1%	24.54
2021	465	3.9%	12,276	4.1%	26.39
2022	615	5.2%	14,492	4.9%	23.57
10 Year Total	10,876	92.1%	269,679	91.1%	24.80
Thereafter	939	7.9%	26,327	8.9%	28.04
	11,815	100.0%	$296,006	100.0%	$25.05

Reflects in place leases as of June 30, 2013, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance
June 30, 2013

($000s except per share numbers)	2011A	2012A	2013E	1Q13A	2Q13A	3Q13E
FFO / Share (for actuals please see related press release)			$2.53 - $2.58			$.61 - $.63
Core FFO / Share			$2.55 - $2.60			$.61 - $.63
Same Property -- Wholly owned and Regency's pro-rata share of co-investment partnerships:
Same property percent leased at period end	93.8%	94.5%	94.3% - 95.0%	94.3%	94.6%
Same property NOI growth without termination fees	0.1%	4.0%	3.5% - 4.0%	5.1%	5.2%
Same property recovery rate	76.4%	77.4%	77% - 79%	77.6%	79.2%
Percentage Rent -- Consolidated Only	$2,996	$3,327	$2,600 - $3,400	$1,548	$298
Investment Activity
Acquisitions - (REG Pro-Rata)	$110,643	$244,285	$30,000 - $50,000	$—	$27,000
Cap rate (average)	6.0%	5.3%	5.5% - 5.9%	—%	6.1%
Dispositions - (REG Pro-Rata)	$91,205	$404,852	$250,000 - $300,000	$—	$89,780
Cap rate (average)	7.8%	7.8%	7.0% - 8.0%	—%	6.7%
Liquidation of Preferred Investment in JV	$—	$—	$47,500	$—	$—
Yield	—%	—%	10.5%	—%	—%
Development and Redevelopment starts (1)	$95,904	$149,446	$125,000 - $200,000	$14,348	$62,819
Third party fees and commissions	$28,980	$26,511	$23,500 - $25,000	$6,761	$6,741

Net Asset Valuation Guidance:
Estimated market value of expansion land and outparcels available					$79,466
NOI from Projects in Development (current quarter)					$730
NOI from leases signed but not yet rent-paying in operating properties, including Development Completions (current quarter)					$2,846

(1) Redevelopment starts are not included in 2011A and 2012A results.
Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO and Core FFO Guidance to Net Income
June 30, 2013
(per diluted share)

Funds From Operations Guidance:	Three Months Ended September 30, 2013		Full Year 2013
Net income attributable to common stockholders	$0.14	0.16	$0.82	0.87
Adjustments to reconcile net income to FFO:
Depreciation expense, amortization and other amounts	0.47	0.47	1.71	1.71
Funds From Operations	$0.61	0.63	$2.53	2.58
Adjustments to reconcile FFO to Core FFO:
All other non-core amounts	$—	—	$0.02	0.02
Core Funds From Operations	$0.61	0.63	$2.55	2.60

Glossary of Terms
June 30, 2013

Core Funds From Operations (Core FFO): An additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to, transaction profits, income or expense, gains or losses from the early extinguishment of debt and other non-core items. The Company provides a reconciliation of FFO to Core FFO.
Development Completion: A Project In Development is deemed complete at the point in time when either (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) two years have passed since the open date for the last tenant leasing space equal to or greater than 20,000 square feet, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed an Operating Property.
Development Property Gains and Losses: Gains and losses incurred when properties that were acquired and subsequently developed (including partially operating properties specifically acquired for redevelopment) are sold before the end of the first calendar year following Development Completion.
Fixed Charge Coverage Ratio: Earnings before interest, taxes, investment transaction profits net of deal costs, depreciation and amortization (“Core EBITDA”) divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.
Funds From Operations (FFO): FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company's financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for cash flow as a measure of liquidity.
Net Operating Income (NOI): Total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by the Company, and excludes corporate-level income (including management, transaction, and other fees), for the entirety of the periods presented.
Non-Same Property: A property acquired during either period being compared or a Development Completion that is less than 90% funded or features less than two years of anchor operations. In no event can a Development Completion be termed a Non-Same Property for more than two years.
Operating Property: Any property not termed a Project In Development.

Project In Development: A property owned and intended to be developed, including partially operating properties acquired specifically for redevelopment and excluding land held for future development.

Same Property: Information provided on a same property basis is provided for comparable operating properties that were owned and operated for the entirety of both periods being compared. This term excludes all Projects In Development and Non-Same Properties.